                                                                  EXECUTION COPY

                  LASALLE BANK MORTGAGE LOAN PURCHASE AGREEMENT

            THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of July 25, 2007, between LASALLE BANK NATIONAL ASSOCIATION, as seller (the
"Seller"), and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as
purchaser (the "Purchaser").

            The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and/or manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as "Annex A". The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust
Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be dated as of July 1, 2007, among CCMSI, as depositor, Midland
Loan Services, Inc., Wachovia Bank, National Association and Capmark Finance
Inc., as master servicers (each, a "Master Servicer" and, together, the "Master
Servicers"), CWCapital Asset Management LLC, as special servicer (the "Special
Servicer"), Wells Fargo Bank, National Association, as trustee (the "Trustee")
and LaSalle Bank National Association, as certificate administrator (the
"Certificate Administrator"). Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

            CCMSI intends to sell certain Classes of the Certificates (the
"Publicly Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"), PNC
Capital Markets LLC, Lehman Brothers, Inc., Banc of America Securities LLC and
Capmark Securities Inc. (collectively, the "Dealers"), pursuant to an underwriting agreement dated as of the date hereof (the "Underwriting
Agreement"), between CCMSI and the Dealers. The Publicly Offered Certificates
are more particularly described in a prospectus supplement dated July 25, 2007
(the "Prospectus Supplement") and the accompanying base prospectus dated July 9,
2007 (the "Base Prospectus" and, together with the Prospectus Supplement, the
"Prospectus").

            CCMSI further intends to sell the remaining Classes of the
Certificates (the "Privately Offered Certificates") to CGMI, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate
Purchase Agreement"), among CCMSI and CGMI. The Privately Offered Certificates are more particularly described in an offering memorandum dated July 25, 2007
(the "Memorandum").

            Certain Classes of the Certificates will be assigned ratings by
Fitch, Inc., Moody's Investors Service, Inc. and/or Standard & Poor's Rating
Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating
Agencies").

            In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Initial Aggregate Mortgage Loan Balance") of $1,911,069,414 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Initial
Aggregate Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Initial Pool Balance")
of $4,756,049,404 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on July 31, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the
Purchaser, which amount shall include interest accrued on the Mortgage Loans for the period from and including the Cut-off Date up to but not including the
Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.
The Seller hereby irrevocably directs the Purchaser to deliver to and deposit with the Certificate Administrator or the applicable Master Servicer, as appropriate in accordance with the Pooling and Servicing Agreement, that portion of the Aggregate Purchase Price equal to the sum of the Initial Deposits for those Mortgage Loans, if any, that constitute Initial Deposit Trust Mortgage
Loans.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt by the Seller or its designee of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the
Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this
Agreement), all the right, title and interest of the Seller in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the
Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan
Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in

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such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell certain servicing rights to the applicable Master Servicer pursuant to that certain Servicing Rights Purchase
Agreement, dated as of the Closing Date, between such Master Servicer and the
Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage Loans.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c)   No later than the Closing Date, with respect to each
Mortgage Loan that is a Serviced Trust Mortgage Loan, the Seller shall, on behalf of the Purchaser, deliver or cause to be delivered to the Trustee (with a copy (except in the case of any letter of credit referred to in clause (xi)(D)
below) to the applicable Master Servicer and the Special Servicer within ten
(10) Business Days after the Closing Date) the documents and instruments specified below under clauses (i), (ii), (vii), (ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the Closing Date, deliver or cause to be delivered to the Trustee (with a copy to the applicable Master Servicer)
the remaining documents and instruments specified below (the documents and instruments specified below, collectively, with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan, the "Mortgage File"). The Mortgage File
for each Mortgage Loan that is a Serviced Trust Mortgage Loan shall contain the following documents:

                  (i)   (A) the original executed Mortgage Note including any
      power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust
      2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6",
      or in blank (or a lost note affidavit and indemnity with a copy of such
      Mortgage Note attached thereto) and (B) if the subject Mortgage Loan is part of a Serviced Loan Combination, a copy of the executed Mortgage Note for each related Serviced Non-Trust Mortgage Loan;

                  (ii)  an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iii) an original or a copy of any related Assignment of
      Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording

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      office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iv)  an original executed assignment, in recordable form
      (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (C)
      any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank,
      National Association, as trustee for the registered holders of Citigroup
      Commercial Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through
      Certificates, Series 2007-C6" (and, if the subject Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced
      Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (v)   an original assignment of all unrecorded documents
      relating to the subject Mortgage Loan (to the extent not already covered by the assignment to be delivered pursuant to clause (iv) above), in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2007-C6, Commercial
      Mortgage Pass-Through Certificates, Series 2007-C6" (and, if the subject
      Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (vi)  originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed or consolidated;

                  (vii) the original or a copy of the policy or certificate
      of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                  (viii) any filed copies (bearing evidence of filing) or
      other evidence of filing reasonably satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the
      Closing Date), unless not yet returned by the applicable filing office;
      and, if there is an effective UCC Financing Statement in favor of the
      Seller on record with the applicable public office for UCC Financing
      Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage
      Trust 2007-C6, Commercial Mortgage Pass-Through Certificates, Series
      2007-C6" (and, if the subject Mortgage Loan is part of a Serviced Loan
      Combination, also on behalf of the related Serviced Non-Trust Mortgage
      Loan Noteholder(s)), as assignee, or in blank;

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                  (ix)  an original or a copy of any (A) Ground Lease and
      ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or (D) lease enhancement policy;

                  (x)   any intercreditor, co-lender or similar agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor; and

                  (xi)  copies of any (A) loan agreement, (B) escrow
      agreement, (C) security agreement or (D) letter of credit relating to a
      Trust Mortgage Loan (with the original of any such letter of credit to be delivered to the applicable Master Servicer).

      No later than the Closing Date, with respect to each Mortgage Loan that is an Outside Serviced Trust Mortgage Loan, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee the documents and instruments specified below (collectively, with respect to each Mortgage Loan that is an Outside Serviced Trust Mortgage Loan, the "Mortgage File"). The
Mortgage File for each Mortgage Loan that is an Outside Serviced Trust Mortgage
Loan shall contain the following documents:

                  (x)   the original executed Mortgage Note for such the
      subject Mortgage Loan including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
      "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2007-C6, Commercial
      Mortgage Pass-Through Certificates, Series 2007-C6" or in blank, (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

                  (y)   an executed copy of the related Co-Lender Agreement;
      and

                  (z)   an executed copy of the related Outside Servicing
      Agreement (or, if not delivered on the Closing Date, within five (5)
      Business Days of such Outside Servicing Agreement being duly delivered and becoming effective).

      The Seller hereby further represents and warrants that with respect to the
Outside Serviced Trust Mortgage Loans, it has delivered to the Outside Trustee the documents constituting the "mortgage file" within the meaning of the related
Outside Servicing Agreement in connection with its sale of one or more of the related Non-Trust Mortgage Loans to the depositor for the commercial mortgage securitization transaction to which such Outside Servicing Agreement relates.

            The foregoing document delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            With respect to any cross-collateralized and cross-defaulted
Mortgage Loans, the existence in the Mortgage File for any such Crossed Loan of any document required to be included therein shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the
Mortgage File for the other Crossed Loan(s) in the subject

                                        5

Crossed Group, to the extent that such document is also required to be part of the Mortgage File for such other Crossed Loan(s) in the subject Crossed Group.

            References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan
Schedule or does not appear regular on its face.

            (d)   The Seller, at its own cost and expense, shall retain an
independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan (other than Outside Serviced Trust Mortgage Loans), promptly (and in any event, as to any such Mortgage Loan, within 90 days following the later of (i) the Closing Date and (ii) the delivery of the related Mortgage(s),
Assignment(s) of Leases, recordable documents and UCC Financing Statements to the Trustee) complete (if and to the extent necessary) and cause to be submitted for recording or filing, as the case may be, in favor of the Trustee in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of Mortgage, assignment of Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage
Loan, referred to in Sections 2(c)(iv)(A), (B) and (C) and each assignment of a
UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Section 2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the
Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the Recording/Filing Agent shall obtain therefrom a copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The Seller shall be responsible for the out-of-pocket costs and expenses of the Purchaser, any party to the Pooling and Servicing
Agreement, the Recording/Filing Agent and itself in connection with its performance of the recording, filing and delivery obligations contemplated above.

            (e)   The Seller shall deliver or cause to be delivered to the
applicable Master Servicer or such Master Servicer's designee: (i) within ten
(10) days after the Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan) and that are not required to be part of the
Mortgage File in accordance with the definition thereof (including, without limitation, any original letters of credit relating to any Mortgage Loan); and
(ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans (other than an Outside Serviced Trust Mortgage
Loan).

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            (f)   The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan
(other than an Outside Serviced Trust Mortgage Loan). Without limiting the generality of the foregoing, if a draw upon any such letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the applicable Master Servicer.

            (g)   After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)   The Seller is a national banking association organized
      and validly existing and in good standing under the laws of the United
      States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this
      Agreement;

                  (ii)  This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                  (iii) The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's organizational documents, (B)
      violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties

                                        7

      (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                  (iv)  The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                  (v)   The Seller is not a party to or bound by any agreement
      or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

                  (vi)  No consent, approval, authorization or order of any
      court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions involving the
      Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                  (vii) No litigation is pending or, to the Seller's
      knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

                  (viii) For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the
      Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not transferring the Mortgage Loans to the
      Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

            (b)   The Seller hereby makes, on the date hereof and on the
Closing Date, the representations and warranties contained in Schedule I and
Schedule II hereto with respect to each Mortgage Loan, for the benefit of the
Purchaser, which representations and warranties are subject to the exceptions set forth on Schedules III and IV. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this
Section 3(b) with respect to any Mortgage Loan.

                                        8

            (c)   If the Seller receives, pursuant to Section 2.03(a) of the
Pooling and Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document
Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage"
within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), cure such Document Defect or Breach, as the case may be, in all material respects, or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period
(and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account, any
Substitution Shortfall Amount in connection therewith; provided that, if a
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such
Document Defect or Breach would cause the Mortgage Loan not to be a Qualified
Mortgage, such Seller shall have an additional 90 days to complete such cure
(or, failing such cure, to repurchase or substitute for the related Mortgage
Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that if the cure of any Document Defect or Breach would require an expenditure on the part of the Seller in excess of $10,000, then the Seller may, at its option, within the time period provided above, elect to purchase or replace the affected
Mortgage Loan in accordance with this Section 3 without attempting to cure such
Document Defect or Breach, as the case may be. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a
Mortgage Loan as to which there is an uncured Document Defect that materially and adversely affects the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document
Defect remains uncured and as to the actions being taken to pursue cure.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

                                        9

            (d)   If (i) any Mortgage Loan is required to be repurchased or
substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided above, unless: (x) such other Crossed
Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria; (y)
the Seller (at its expense) shall have furnished the Trustee with an Opinion of
Counsel to the effect that the repurchase of or substitution for the affected
Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC
Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing
Agreement. If the conditions set forth in clauses (x), (y) and (z) of the prior sentence are satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or
Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any
Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such
Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the Primary Collateral securing the
Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

                                       10

            Notwithstanding any of the foregoing provisions of this Section
3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator or the Trust Fund in connection with such release,
(ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) the
Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the applicable Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            (e)   In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account maintained by the applicable Master Servicer, and the delivery of the Mortgage
File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage
Loan(s) to the Trustee and the applicable Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the
Trustee, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the
Special Servicer shall release to the Seller any Escrow Payments and Reserve
Funds held by it in respect of such repurchased or replaced Mortgage Loans.

            (f)   This Section 3 provides the sole remedy available to the
Certificateholders or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach and the Purchaser acknowledges and agrees that the representations and warranties made herein by the Seller pursuant to Section 3(b) are solely for risk allocation purposes.

                                       11

            SECTION 4.  Representations and Warranties of the Purchaser. In
order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware. The
Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the
Trustee.

            (b)   This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)   The Purchaser is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (d)   No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Purchaser of, or compliance by such Purchaser with, this
Agreement or the consummation of the transactions of such contemplated by this
Agreement, except for any consent, approval, authorization or order which has been obtained prior to the actual performance by such Purchaser of its obligations under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of such Purchaser to perform its obligations hereunder.

            (e)   None of the acquisition of the Mortgage Loans by the
Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the Purchaser's certificate of incorporation or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii)
any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the

                                       12

Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (f)   Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as
a sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

            (g)   There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)   The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5.  Closing. The closing of the sale of the Mortgage
Loans (the "Closing") shall be held at the offices of Thacher Proffitt & Wood
LLP, New York, New York on the Closing Date.

                  The Closing shall be subject to each of the following
conditions:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section
4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)   The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section
6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)   The Seller or its designee shall have delivered and released to the Trustee (or a Custodian on its behalf) and the applicable Master
Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer on or before the Closing Date pursuant to Section 2 of this Agreement;

            (d)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                                       13

            (e)   The Seller shall have paid all fees and expenses payable by it to CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

            (f)   CCMSI and the Dealers shall have received letters from an
independent accounting firm reasonably acceptable to CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the
Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus
Supplement and other disclosure documents.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6.  Closing Documents.  The Closing Documents shall consist of the following:

            (a)   This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

            (b)   A certificate of the Seller, executed by the Seller and dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedules III and IV to this
Agreement; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing
Date;

            (c)   An officer's certificate from the Seller, dated the Closing
Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)   True and complete copies of the articles of association and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of corporate existence of the Seller issued by the Comptroller of the Currency not earlier than thirty (30) days prior to the Closing Date;

            (e)   A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and in form and substance reasonably satisfactory to CCMSI, the Dealers and their respective counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Certificate Administrator, the Dealers and the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

                                       14

            (f)   Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the sale of the Mortgage Loans by the
Seller to the Purchaser; and

            (g)   A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and in form and substance reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

            SECTION 7.  Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Initial Aggregate Mortgage
Loan Balance represents of the Initial Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i)
the costs and expenses of delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a final Prospectus and Memorandum and other customary offering materials relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee and the Certificate Administrator (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage
Loans and the Other Mortgage Loans; (iv) the filing fee charged by the
Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, the Other Mortgage Loans and the
Certificates included in the Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 8.  Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in

                                       15

Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Accounts, the Distribution Account or, if established, the REO Accounts (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser or any of its agents, including, without limitation, the Custodian on behalf of the Trustee, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform
Commercial Code of the applicable jurisdiction; and (v) notifications to persons
(other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law.
The Seller and the Purchaser shall, to the extent consistent with this
Agreement, take such actions as may be necessary to ensure that, if this
Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement, and in connection therewith the Seller authorizes the Purchaser to file any and all appropriate Uniform
Commercial Code financing statements.

            SECTION 9.  Notices. All notices, copies, requests, consents, demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by CCMSI to the Trustee).

            SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or

                                       16

unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 14. Attorneys' Fees. If any legal action, suit or
proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

                                       17

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing
Agreement which relates to defined terms contained therein, Section 2.01(d)
thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 18. Accountants' Letters. The parties hereto shall cooperate with accountants designated by CCMSI and reasonably acceptable to the
Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the
Underwriting Agreement and/or the Certificate Purchase Agreement.

            SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's
"knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 20. Disclosure Materials. The Purchaser shall provide the
Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       18

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER
                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By:/s/ Brian Fetterolf
                                           --------------------------------
                                           Name:
                                           Title:

                                        PURCHASER

                                        CITIGROUP COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                        By: /s/ Angela Vleck
                                           --------------------------------
                                           Name:
                                           Title:

                    LASALLE MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

ADDRESS FOR NOTICES

Seller:

Address for Notices:

LaSalle Bank National Association
135 South LaSalle Street, Suite 3400
Chicago, Illinois 60603
Attention:  Brian Fetterolf

Purchaser:

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York  10013
Attn:  Angela Vleck
Facsimile Number:  (212) 816-8307

                                       I-1

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

            1.    The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

            2.    As of the date of its origination, such Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

            3.    Immediately prior to the sale, transfer and assignment to the
      Purchaser, the Seller had good title to, and was the sole owner of, each
      Mortgage Loan and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, but subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing
      Rights Purchase Agreement dated as of the Closing Date between the applicable Master Servicer and the Seller. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the
      Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

            4.    The proceeds of such Mortgage Loan have been fully disbursed
      (except to the extent that a portion of such proceeds is being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

            5.    Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed by the Mortgagor in connection with such
      Mortgage Loan is a legal, valid and binding obligation of the related
      Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

                                       I-2

            6.    As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional Interest, prepayment premiums or yield maintenance charges.

            7.    Each related assignment of Mortgage and assignment of
      Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity
      (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

            8.    Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions and limitations set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the
      Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
      (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the
      Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Loan Combination, the lien of the Mortgage for the related
      Non-Trust Mortgage Loan(s). Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and Mortgage Loans that are part of a
      Loan Combination, there are no mortgage loans that are senior or pari passu in right of

                                       I-3

      payment with the subject Mortgage Loan that are secured by the related
      Mortgaged Property.

            9.    UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the
      Mortgaged Property owned by a Mortgagor and located on the related
      Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing of UCC Financing Statements, and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
      Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            10.   All real estate taxes and governmental assessments, or
      installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property, have been paid, or an escrow of funds in an amount sufficient (together with, in the case of taxes and governmental assessments not presently due and payable, future escrow payments required to be made pursuant to the related Mortgage Loan documents) to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and
      (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

            11.   To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan, and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged
      Property.

            12.   The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a
      Mortgage Loan that is part

                                       I-4

      of a Loan Combination, in the original (aggregate, if applicable)
      principal amount of the other mortgage loan(s) constituting the related
      Loan Combination) after all advances of principal (as set forth on the
      Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable in connection with the assignment of the related Mortgage Note without consent of the insurer and will inure to the benefit of the
      Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement;
      all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related
      Mortgaged Property is located to the extent required; and such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) against any loss due to, (a) lack of access to a public road and (b) encroachments of any material portion of the improvements thereon.

            13.   As of the date of its origination, all insurance coverage
      required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the original principal balance of the Mortgage Loan (and, in the case of a Mortgage
      Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such
      Mortgaged Property is operated as a manufactured housing community, such
      Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to twelve (12) months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, six (6) months); and as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each
      Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
      Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the
      Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller.
      Except for certain amounts not greater than amounts which would be considered prudent by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in

                                       I-5

      respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or
      (ii) to the reduction of the outstanding principal balance of the Mortgage
      Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged
      Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

            The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without thirty (30) days prior written notice to the Mortgagee
      (or, with respect to non-payment, ten (10) days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each
      Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

            14.   Other than payments due but not yet thirty (30) days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the
      Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
      Mortgage Note, except for a written waiver contained in the related
      Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

            15.   As of the Closing Date, each Mortgage Loan is not, and in the prior twelve (12) months (or since the date of origination if such
      Mortgage Loan has been originated within the past twelve (12) months), has not been, thirty (30) days or more past due in respect of any
      Scheduled Payment.

            16.   Except with respect to ARD Trust Mortgage Loans, which provide that the rate at which interest accrues thereon increases after the
      Anticipated Repayment Date, the

                                       I-6

      Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

            17.   No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged
      Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

            18.   Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury regulations Sections 1.860G-2(a)(3) and 1.860G-2(f)(2)), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
      Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan (i) as of the Testing Date, or (ii)
      as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the
      Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a
      "significant modification" of such Mortgage Loan within the meaning of
      Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing
      Date shall be the date upon which the latest such "significant modification" occurred.

            19.   One or more environmental site assessments, updates or
      transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, except for those Mortgage Loans identified on Annex A to this Schedule I for which a lender's environmental insurance policy was obtained in lieu of such environmental site assessments, updates and transaction screens, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental
      Condition (REC), as that

                                       I-7

      term is defined in the Standard Practice for Environmental Site
      Assessments: Phase I Environmental Site Assessment Process Designation: E
      1527-00, as recommended by the American Society for Testing and Materials
      (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then one or more of the following is true: (i) an escrow or letter of credit greater than
      100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the Mortgage Loan documents to perform such work); (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation;
      (iii) the related Mortgagor has provided a lender's environmental insurance policy (in which case such Mortgage Loan is identified on Annex
      A to this Schedule I); (iv) an operations and maintenance plan has been or will be implemented; (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; (vi) the Mortgagor or other responsible party has obtained a no further action letter or other evidence that governmental authorities have no intention of taking any action or requiring any action in respect of the REC; (vii) a party (other than the related Mortgagor) having financial resources reasonably estimated to be adequate to pay the costs of any required investigation, testing, monitoring or remediation has provided a guaranty or indemnity to the Mortgagor or the lender to cover such costs; or (viii) the REC would not require clean-up, remedial action or other response under environmental laws estimated to cost in excess of the lesser of $50,000 and 2% of the original principal balance of such
      Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

            20.   Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

            21.   At the time of origination and, to the actual knowledge of
      Seller as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

            22.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or

                                       I-8

      additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Trust Mortgage Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

            23.   Subject to certain exceptions, which are customarily
      acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related
      Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related
      Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property
      Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26) below, or (b) the related Mortgaged
      Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

            24.   Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

            25.   Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

            26.   Since origination, no material portion of the related
      Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the
      Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a)
      which permit defeasance by means of substituting for the Mortgaged
      Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged
      Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section
      1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the
      Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the

                                       I-9

      portion thereof that is being released, (d) which permit the related
      Mortgagor to substitute a replacement property in compliance with REMIC
      Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage
      Loan or that were not allocated any value in the underwriting during the origination of the Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

            27.   To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable
      Mortgaged Property is located, as of the date of origination of such
      Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b)
      would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

            28.   To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage
      Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance).

            29.   With respect to at least 95% of the Mortgage Loans (by
      principal balance) having a Cut-off Date Balance in excess of 1% of the aggregate Cut-off Date Balance of the Mortgage Pool, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged
      Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

            30.   No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                                      I-10

            31.   As of the date of origination and, to the Seller's actual
      knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the
      Mortgaged Property.

            32.   As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

            33.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            34.   The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the
      Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect and in an amount (subject to a deductible not to exceed $25,000) at least equal to the least of (a) the replacement cost of improvements located on such mortgaged real property, (b) the outstanding principal balance of the subject mortgage loan and (c) the maximum amount under the applicable federal flood insurance program.

            35.   All escrow deposits and payments required pursuant to the
      Mortgage Loan as of the Closing Date required to be deposited with the
      Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

            36.   To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage
      Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged
      Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

            37.   The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects

                                      I-11

      legal and the servicing and collection practices used by the Seller or its affiliates with respect to the Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

            38.   Except for any Mortgage Loan secured by a Mortgagor's
      leasehold interest in the related Mortgaged Property, the related
      Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

            39.   The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related
      Mortgagor after the occurrence of an event of default and not paid to the
      Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

            40.   Subject to the exceptions set forth in representation (5), the
      Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each
      Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any
      Person is entitled to occupy, use or possess all or any portion of the real property.

            41.   With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of
      Treasury Regulations Section 1.860G-1(b)(2).

            42.   If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two (2) years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or, in the case of a partial defeasance, in an amount sufficient to make all scheduled payments with respect to the defeased portion of such Mortgage
      Loan). In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor
      (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the
      Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make all remaining payments (including any balloon payment)

                                      I-12

      required to be made under the terms of the related Mortgage Loan, (ii) an
      Opinion of Counsel that the defeasance complies with all applicable REMIC
      Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the
      REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

            43.   To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
      Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            44.   Neither the Seller nor any affiliate thereof has any
      obligation to make any capital contributions to the Mortgagor under the
      Mortgage Loan.

            45.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the
      Cut-off Date of the related Mortgage Loan).

                                      I-13

                             ANNEX A (TO SCHEDULE I)

            Mortgage Loans as to Which the Related Mortgagor Obtained
                    a Lender's Environmental Insurance Policy

                                      None.

                                      I-14

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

            With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            1.    Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than thirty (30) days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            2.    Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            3.    Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            4.    To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet thirty (30) days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

            5.    The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

            6.    The Ground Lease (a) is not subject to any liens or
      encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            7.    A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      III-1

      lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

            8.    Such Ground Lease has an original term (together with any
      extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than twenty (20) years beyond the Stated Maturity Date.

            9.    Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related
      Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution), or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution).

            10.   The Ground Lease does not impose any restrictions on
      subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

            11.   The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      III-2

                                  SCHEDULE III
          EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

Exceptions to Representation (3)

--------------------------------------------------------------------------------
LOANS                                 EXCEPTIONS
--------------------------------------------------------------------------------

ALA MOANA                             The Ala Moana Portfolio Loan Combination
                                      is evidenced by multiple pari passu notes
                                      and multiple subordinate companion notes,
                                      which notes are all secured by the same
                                      mortgage instrument encumbering the Ala
                                      Moana Portfolio Mortgage Loan. Only one of
                                      the pari passu notes is included in the
                                      Series 2007-C6 securitization transaction.

--------------------------------------------------------------------------------

DDR SOUTHEAST POOL                    The DDR Southeast Pool Loan Combination is
                                      evidenced by three pari passu notes, which
                                      notes are all secured by the same mortgage
                                      instrument encumbering the DDR Southeast
                                      Pool Mortgage Loan. Only one of the pari
                                      passu notes is included in the Series
                                      2007-C6 securitization transaction.

--------------------------------------------------------------------------------

600 WEST CHICAGO                      The 600 West Chicago Loan Combination is
                                      evidenced by four pari passu notes, which
                                      notes are all secured by the same mortgage
                                      instrument encumbering the 600 West
                                      Chicago Mortgage Loan. Only one of the
                                      pari passu notes is included in the Series
                                      2007-C6 securitization transaction.

--------------------------------------------------------------------------------

Exceptions to Representation (8)

--------------------------------------------------------------------------------
Loans                                 Exceptions
--------------------------------------------------------------------------------

SECURITY OFFICE PARK                  The Mortgage Loans are structured as
INTERNATIONAL TOWERS BUILDING         indemnity deeds of trust ("IDOT"), under
                                      which the Guarantor of the Mortgage Note
                                      related to the IDOT owns the related
                                      Mortgaged Property and thus has an
                                      interest in the lease payments.

--------------------------------------------------------------------------------

Exceptions to Representation (13)

--------------------------------------------------------------------------------
Loans                                 Exceptions
--------------------------------------------------------------------------------

WALGREENS - SALISBURY                 Walgreens currently self-insures the
WALGREENS - SHELBYVILLE               Mortgaged Property.
--------------------------------------------------------------------------------

                                      III-1

--------------------------------------------------------------------------------

TREASURE ISLE MHP                     Borrower may obtain insurance containing a
ORANGE GROVE                          co-insurance provision for up to 10% of
                                      the insured replacement value of the
                                      Mortgaged Property.

--------------------------------------------------------------------------------

REGIONS BANK                          The loan documents permit Borrower to
                                      modify its insurance coverage without
                                      consent of the Lender as follows: (a)
                                      Borrower may obtain insurance containing a
                                      coinsurance provision for up to 10% of the
                                      insured replacement value of the mortgaged
                                      property and (b) Borrower may obtain
                                      business interruption and rent loss
                                      coverage for a period equivalent to 4 full
                                      months of business interruption and/or
                                      rent loss.

--------------------------------------------------------------------------------

Exceptions to Representation (19)

--------------------------------------------------------------------------------
Loans                                 Exceptions
-------------------------------------------------------------------------------

VDR RETAIL PORTFOLIO                  The Glen Ellyn Property has some
                                      contamination in excess of the permissible
                                      levels. The seller of the Glen Ellyn
                                      Property is in the process of obtaining an
                                      NFR letter. If the seller fails to obtain
                                      an NFR letter, the Borrower is obligated
                                      to do so. The Lake Zurich Property has
                                      some oil contamination under the
                                      foundation of the building. An NFR letter
                                      has been requested. The seller of the Lake
                                      Zurich Property escrowed $25,000 to secure
                                      the performance of its obligations in
                                      connection therewith.

-------------------------------------------------------------------------------

Exceptions to Representation (29)

--------------------------------------------------------------------------------
Loans                                 Exceptions
--------------------------------------------------------------------------------

PAVILLION CENTER                      Borrower is not required to be a special
                                      purpose entity subject to certain
                                      conditions, including, but not limited to,
                                      the following: (a) the outstanding balance
                                      of all indebtedness of Borrower does not
                                      exceed 40% of the market value of the
                                      assets of the Borrower and (b) the
                                      combined debt service coverage ratio of
                                      all assets of Borrower does not fall below
                                      2.0x.

--------------------------------------------------------------------------------

                                      III-2

                                   SCHEDULE IV

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES

Exceptions to Representation (3)

--------------------------------------------------------------------------------
Loans                                 Exceptions
--------------------------------------------------------------------------------

WACHOVIA CAPITOL CENTER               The ground leases for the "Parking Garage"
                                      and the "Parcel Three Space" at the
                                      Mortgaged Property do not require
                                      mortgagee's prior consent prior to
                                      amendment, modification, cancellation or
                                      termination; however the Mortgage Loan
                                      documents prohibit any such amendment,
                                      modification, cancellation or termination
                                      without Mortgagee's prior consent.

--------------------------------------------------------------------------------

Exceptions to Representations (8)

-------------------------------------------------------------------------------
Loans                                 Exceptions
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

WACHOVIA CAPITOL CENTER               The ground lease for the "Parking Garage"
                                      expires in 2029 with no rights of renewal;
                                      however, Borrower has the right to
                                      purchase the "Parking Garage" during the
                                      ground lease term.

-------------------------------------------------------------------------------

                                      IV-1

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                       A-1

                              LOAN
   LOAN       MORTGAGE        GROUP
  NUMBER     LOAN SELLER     NUMBER                      LOAN / PROPERTY NAME
---------------------------------------------------------------------------------------------------

    1         LaSalle           1       DDR Southeast Pool
   1.1                          1       Hilltop Plaza
   1.2                          1       Largo Town Center
   1.3                          1       Midway Plaza
   1.4                          1       Riverstone Plaza
   1.5                          1       Highland Grove
   1.6                          1       Riverdale Shops
   1.7                          1       Skyview Plaza
   1.8                          1       Apple Blossom Corners
   1.9                          1       Fayetteville Pavilion
   1.10                         1       Creekwood Crossing
   1.11                         1       Flamingo Falls
   1.12                         1       Harundale Plaza
   1.13                         1       Meadowmont Village Center
   1.14                         1       Springfield Commons
   1.15                         1       Northlake Commons
   1.16                         1       Village Square at Golf
   1.17                         1       Oviedo Park Crossing
   1.18                         1       Shoppes of Golden Acres
   1.19                         1       Bardmoor Shopping Center
   1.20                         1       Rosedale Shopping Center
   1.21                         1       Casselberry Commons
   1.22                         1       Shoppes at New Tampa
   1.23                         1       Crossroads Plaza
   1.24                         1       Plaza Del Paraiso
   1.25                         1       North Pointe Plaza
   1.26                         1       Melbourne Shopping Center
   1.27                         1       Market Square
   1.28                         1       Shoppes of Lithia
   1.29                         1       West Oaks Towne Center
   1.30                         1       Sharon Greens
   1.31                         1       Lakewood Ranch
   1.32                         1       Cofer Crossing
   1.33                         1       Clayton Corners
   1.34                         1       Clearwater Crossing
   1.35                         1       Shoppes at Paradise Pointe
   1.36                         1       Killearn Shopping Center
   1.37                         1       Conway Plaza
   1.38                         1       River Run Shopping Center
   1.39                         1       Aberdeen Square
   1.40                         1       Derby Square
   1.41                         1       Chickasaw Trails Shopping Center
   1.42                         1       Shoppes at Lake Dow
   1.43                         1       Shoppes of Ellenwood
   1.44                         1       Shops at Oliver's Crossing
   1.45                         1       Southwood Village Shopping Center
   1.46                         1       Paraiso Plaza
   1.47                         1       Sheridan Square
   1.48                         1       Countryside Shopping Center
   1.49                         1       Shoppes of Citrus Hills
   1.50                         1       Crystal Springs Shopping Center
   1.51                         1       Sexton Commons
   1.52                         1       Hairston Crossing
---------------------------------------------------------------------------------------------------
    4         LaSalle           2       Hyde Park Apartment Portfolio
   4.1                          2       5326-5336 South Greenwood Avenue
   4.2                          2       5452-5466 South Ellis Ave., 949-957 E. 54th Pl.
   4.3                          2       5339-5345 South Woodlawn Ave., 1204-1224 E. 54th St.
   4.4                          2       5335-5345 South Kimbark Ave., 1304-1308 E. 54th St.
   4.5                          2       1509-1517 E. 57th St., 5707-5709 South Harper Ave.
   4.6                          2       5201 South Greenwood Avenue
   4.7                          2       5411-5421 South Ellis Avenue
   4.8                          2       5034-56 S. Woodlawn Avenue
   4.9                          2       5300-5308 South Hyde Park Avenue
   4.10                         2       5300-5308 South Greenwood Ave., 1021-1029 E. 53rd
   4.11                         2       5234-5244 South Ingleside, 912-914 E. 53rd
   4.12                         2       1515-1521 East 54th St.
   4.13                         2       5416-5430 South Woodlawn Avenue
   4.14                         2       5301-5307 South Maryland, 839-843 E. 53rd St.
   4.15                         2       5400-5406 South Maryland Ave., 825-827 E. 54th St.
   4.16                         2       5415-5425 South Woodlawn Avenue
   4.17                         2       5320-5326 South Drexel
   4.18                         2       5120 South Hyde Park
   4.19                         2       5355-5361 South Cottage Grove, 804-808 E. 54th St.
   4.20                         2       5400-5408 South Ingleside Ave., 913-915 E. 54th St.
   4.21                         2       5401-5409 South Cottage Grove, 807-811 E. 54th St.
   4.22                         2       5528-5532 South Everett Avenue
   4.23                         2       5237-5245 South Kenwood, 1368-1370 E. 53rd
   4.24                         2       5715-5725 South Kimbark Avenue
   4.25                         2       5350-5358 South Maryland Ave., 812-816 E. 54th St.
   4.26                         2       4850 South Drexel Boulevard
   4.27                         2       5474-5480 South Hyde Park Boulevard
   4.28                         2       5202-5210 South Cornell
   4.29                         2       5118-5120 South Greenwood
   4.30                         2       5401-5405 South Drexel Ave., 909-911 E. 54th St.
   4.31                         2       5218-5220 South Kimbark
   4.32                         2       5487-5491 South Hyde Park Boulevard
   4.33                         2       5335-5337 South Woodlawn Avenue
   4.34                         2       5507-5509 South Hyde Park Boulevard
   4.35                         2       5524-5526 South Everett Avenue
   4.36                         2       5468-5470 South Hyde Park Boulevard
   4.37                         2       5401-5403 South Woodlawn Ave., 1211-1213 E. 54th St.
   4.38                         2       5111 South Kimbark Avenue
   4.39                         2       5336 South Hyde Park Avenue
   4.40                         2       5405-5407 South Woodlawn Avenue
   4.41                         2       5457-5459 South Blackstone Avenue
   4.42                         2       5337 South Hyde Park Avenue
   4.43                         2       5128-5132 South Cornell Avenue
---------------------------------------------------------------------------------------------------
    5         LaSalle           1       Wachovia Capitol Center
---------------------------------------------------------------------------------------------------
    6         LaSalle           1       Ala Moana Portfolio
   6.1                          1       Ala Moana Center
   6.2                          1       Ala Moana Building
   6.3                          1       Ala Moana Pacific Center
   6.4                          1       Ala Moana Plaza
---------------------------------------------------------------------------------------------------
    12        LaSalle           1       600 West Chicago
    17        LaSalle           1       Fifty West Corporate Center
---------------------------------------------------------------------------------------------------
    18        LaSalle           1       IAC - CA & WA Industrial Portfolio
   18.1                         1       La Miada Commerce Center
   18.2                         1       Sea King Industrial
   18.3                         1       Commerce Business Park
   18.4                         1       East Valley Distribution Center
---------------------------------------------------------------------------------------------------
    19        LaSalle           1       Herndon Square Office Park
    22        LaSalle           1       Woodside Corporate Park
    23        LaSalle           1       100 Technology Center Drive
---------------------------------------------------------------------------------------------------
    25        LaSalle           1       BCBG Portfolio
   25.1                         1       BCBG - Fruitland
   25.2                         1       BCBG - Santa Fe
   25.3                         1       BCBG - Leonis
---------------------------------------------------------------------------------------------------
    26        LaSalle           2       Southeast Apartment Portfolio
   26.1                         2       Grove Station Apartments
   26.2                         2       Bradford Grove Apartments
   26.3                         2       Merritt Landing Apartments
   26.4                         2       Hidden Park Apartments
   26.5                         2       Willow Glen Apartments
   26.6                         2       Quail Pointe Apartments
   26.7                         2       Ashley Chase Apartments
---------------------------------------------------------------------------------------------------
    28        LaSalle           1       IAC - Oregon Industrial Portfolio
   28.1                         1       Commerce Park - Milwaukie
   28.2                         1       Commerce Park - McLoughlin
   28.3                         1       Commerce Park - Clackamas
   28.4                         1       Commerce Park - Wilsonville
---------------------------------------------------------------------------------------------------
    30        LaSalle           1       Prologis Industrial
   30.1                         1       Prologis Industrial -  Stone Fort Distribution Center No. 1
   30.2                         1       Prologis Industrial -  Airport Distribution Center #16
   30.3                         1       Prologis Industrial -  Airport Distribution Center #19
   30.4                         1       Prologis Industrial -  Airport Distribution Center #10
   30.5                         1       Prologis Industrial -  Southwide Industrial Center #7
   30.6                         1       Prologis Industrial -  Airport Distribution Center #2
   30.7                         1       Prologis Industrial -  Delp Distribution Center #2
   30.8                         1       Prologis Industrial -  Delp Distribution Center #5
   30.9                         1       Prologis Industrial -  Airport Distribution Center #11
  30.10                         1       Prologis Industrial -  Delp Distribution Center #8
  30.11                         1       Prologis Industrial -  Stone Fort Distribution Center No. 4
  30.12                         1       Prologis Industrial -  Airport Distribution Center #4
  30.13                         1       Prologis Industrial -  Airport Distribution Center #15
  30.14                         1       Prologis Industrial -  Airport Distribution Center #18
  30.15                         1       Prologis Industrial -  Southwide Industrial Center #6
  30.16                         1       Prologis Industrial -  Airport Distribution Center #9
  30.17                         1       Prologis Industrial -  Airport Distribution Center #7
  30.18                         1       Prologis Industrial -  Airport Distribution Center #8
  30.19                         1       Prologis Industrial -  Southwide Industrial Center #5
  30.20                         1       Prologis Industrial -  Southwide Industrial Center #8
---------------------------------------------------------------------------------------------------
    33        LaSalle           1       Westlake Landing
    42        LaSalle           1       Regency Court
---------------------------------------------------------------------------------------------------
    44        LaSalle           1       VDR Retail Portfolio
   44.1                         1       Lakeview Plaza
   44.2                         1       Glen Ellyn Crossing
   44.3                         1       Burbank Crossing
---------------------------------------------------------------------------------------------------
    48        LaSalle           1       Country Club Village
    50        LaSalle           1       deCODE genetics
    53        LaSalle           2       Granada Apartments
---------------------------------------------------------------------------------------------------
    57        LaSalle           1       NNN - Lenox Park (Buildings A & B)
   57.1                         1       Lenox Park Building B
   57.2                         1       Lenox Park Building A
---------------------------------------------------------------------------------------------------
    67        LaSalle           1       Lake Calhoun Center
    70        LaSalle           1       International Towers Building
    71        LaSalle           1       Carmax - Roseville
    75        LaSalle           1       Parkway Plaza
    76        LaSalle           1       Cobblestone Shopping Center
    79        LaSalle           1       Holiday Resorts - Miami Beach, FL
    80        LaSalle           1       FBI Office Building
    84        LaSalle           1       Waterfront Apartments
    86        LaSalle           1       Windsor Commerce Center
    89        LaSalle           1       Vail Ranch Towne Square
    93        LaSalle           1       Riverbirch Corner Shopping Center
    95        LaSalle           1       NNN - Lenox Park (Building G)
    97        LaSalle           1       Las Vegas Tech Center
   105        LaSalle           1       The Shoppes at Amberly
   113        LaSalle           1       761 - 793 Boylston Street
   114        LaSalle           1       Pavillion Center
   115        LaSalle           1       Westwind Boulevard
   116        LaSalle           1       Mill Creek Shopping Center
   133        LaSalle           1       Women's Physician Center
   134        LaSalle           2       Southwind MHP
   136        LaSalle           1       D&W Grocery Store
   139        LaSalle           1       Cedar Medical Center
   141        LaSalle           1       Powell Center
   156        LaSalle           1       Gallo Displays Corporate Headquarters
   157        LaSalle           1       North Fresno Office
   168        LaSalle           1       Randstad Building
   173        LaSalle           1       37 West Medical
   178        LaSalle           1       Oaks at Centre Point
   179        LaSalle           1       The Crossroads
   180        LaSalle           1       Bloomingdale Commons
   181        LaSalle           2       Stonefield Village Apartments
   192        LaSalle           1       Neiman Marcus - Georgetown
   196        LaSalle           1       Park Santa Fe - Flagstaff
   201        LaSalle           1       Home Depot
   202        LaSalle           1       IAC 1850 Arthur
   203        LaSalle           1       Gibson Electric
   210        LaSalle           1       Hampton Inn Anderson
   211        LaSalle           1       Cobalt Marketplace
   214        LaSalle           1       Fairway Financial Center
   218        LaSalle           1       Days Inn Oceanside - Miami Beach, FL
   219        LaSalle           1       Rite Aid - Totem Lake
   220        LaSalle           2       Camelot Court Apartments
   221        LaSalle           1       Harbour Breeze Professional Center
   224        LaSalle           2       Forest Village
   226        LaSalle           1       Sleep Inn University Place
   232        LaSalle           1       Fairfield Inn - Evansville West
   233        LaSalle           2       Apple Villa Apartments
---------------------------------------------------------------------------------------------------
   234        LaSalle           2       Bennett Edge Park Village Glen
  234.1                         2       The Bennett
  234.2                         2       Village Glen
  234.3                         2       Edge Park
---------------------------------------------------------------------------------------------------
   236        LaSalle           1       TNS Building
   237        LaSalle           1       Redlands Retail
   238        LaSalle           1       Walgreens, Salisbury
   240        LaSalle           1       One Mokena Plaza
   243        LaSalle           1       Towne Centre Place
---------------------------------------------------------------------------------------------------
                                        Hoopes Place and Lenox Garden Crossed Portfolio
   245        LaSalle           2       Hoopes Place Apartments
   246        LaSalle           2       Lenox Garden Apartments
---------------------------------------------------------------------------------------------------
   247        LaSalle           1       Autozone Plaza
   250        LaSalle           1       Hampton Inn Greenwood
   254        LaSalle           1       Independence Commons
   255        LaSalle           1       Plantation Crossing
   256        LaSalle           1       Walgreens Shelbyville
   257        LaSalle           2       Woodland West Apartments
   259        LaSalle           2       Treasure ISLE MHP
   260        LaSalle           1       Bethany Square Shopping Center
   261        LaSalle           1       Holiday Inn Express Jasper, Al
   264        LaSalle           2       Harbor Square Apts
   265        LaSalle           2       51 Estates
   267        LaSalle           1       Lakewood You Store It
   269        LaSalle           2       Dakin Apartments
   270        LaSalle           1       Dana Point Town Center
   271        LaSalle           1       Space World Self Storage - South
   274        LaSalle           1       7372 McKnight Road
   276        LaSalle           1       350 Second Street
   278        LaSalle           2       Orange Grove MHP
   279        LaSalle           1       Lakewood Landing
   285        LaSalle           1       St. Robert Centre
   287        LaSalle           1       Tractor Supply
   288        LaSalle           2       Lazy Land Manufactured Housing Park
   289        LaSalle           1       Interline Brands
   292        LaSalle           2       Northbrook Moblile Home Community
   295        LaSalle           1       VE - Hampton Inn Brooks KY
   296        LaSalle           1       30412 Esperanza
   301        LaSalle           2       Fairview Village MHP
   302        LaSalle           1       Hoosic Valley Shopping Center
   303        LaSalle           1       29000 Walker Road South
   304        LaSalle           2       Hillview Acres Manufactured Housing Community
   305        LaSalle           1       North Trail Stor-It Park
   307        LaSalle           1       IonBond, Inc
   308        LaSalle           1       Brooks Street
   310        LaSalle           2       Beaver Dam MHP
   311        LaSalle           2       River Bluff Apartments
   312        LaSalle           2       Buckbal
   313        LaSalle           1       Space World Self Storage - North
   314        LaSalle           1       Wachovia Alpharetta Ground Lease
   315        LaSalle           1       Hannaford Ground Lease
   316        LaSalle           1       Paducah Shopping Center
   318        LaSalle           2       New Colony
   319        LaSalle           1       Regions Bank

  NUMBER                                           PROPERTY ADDRESS                                               CITY
------------------------------------------------------------------------------------------------------------------------------------

    1      Various                                                                                            Various
   1.1     3200-4200 Klose Way, 3401 Blume Drive                                                              Richmond
   1.2     950 Largo Center Drive                                                                             Largo
   1.3     5725 North University Drive                                                                        Tamarac
   1.4     1351-1455 Riverstone Parkway                                                                       Canton
   1.5     10451 Indianapolis Boulevard                                                                       Highland
   1.6     935 Riverdale Street                                                                               West Springfield
   1.7     7801 South Orange Blossom Trail                                                                    Orlando
   1.8     2190 South Pleasant Valley Road                                                                    Winchester
   1.9     2047-2071 Skibo Road                                                                               Fayetteville
   1.10    7327 52nd Place East                                                                               Bradenton
   1.11    2000 Flamingo Road                                                                                 Pembroke Pines
   1.12    7440 Ritchie Highway                                                                               Glen Burnie
   1.13    603 Meadowmont Village Drive                                                                       Chapel Hill
   1.14    Airport Highway South Holland Sylvania Road                                                        Toledo
   1.15    3804-3980 Northlake Boulevard                                                                      Palm Beach Gardens
   1.16    4707-4793 North Congress Avenue                                                                    Boynton Beach
   1.17    1115 Vidina Place                                                                                  Oviedo
   1.18    9840 Little Road                                                                                   New Port Richey
   1.19    10801 Starkey Road                                                                                 Largo
   1.20    9943 Gilead Road                                                                                   Huntersville
   1.21    1455 South Semoran Boulevard                                                                       Casselberry
   1.22    1950 Bruce B. Downs Boulevard                                                                      Wesley Chapel
   1.23    Route 38                                                                                           Lumberton
   1.24    127th Avenue and 120th Street                                                                      Miami
   1.25    15001 North Dale Mabry Highway                                                                     Tampa
   1.26    1301 - 1441 South Babcock Street                                                                   Melbourne
   1.27    9559 Highway 5                                                                                     Douglasville
   1.28    3425 Lithia-Pinecrest Road                                                                         Valrico
   1.29    9557 West Colonial Drive                                                                           Ocoee
   1.30    1595 Peachtree Parkway                                                                             Cumming
   1.31    1715-1795 Lakewood Ranch Boulevard                                                                 Bradenton
   1.32    4349-4357 Lawrenceville Highway                                                                    Tucker
   1.33    11721 U.S. Highway 17 West                                                                         Clayton
   1.34    7380 Spout Springs Road                                                                            Flowery Branch
   1.35    247 Miracle Strip Parkway                                                                          Fort Walton Beach
   1.36    3483 Thomasville Road                                                                              Tallahassee
   1.37    4400 Curry Ford Road                                                                               Orlando
   1.38    9981 Miramar Parkway                                                                               Miramar
   1.39    4966 Le Chalet Boulevard                                                                           Boynton Beach
   1.40    2165-2233 Stringtown Road                                                                          Grove City
   1.41    2160 South Chickasaw Trail                                                                         Orlando
   1.42    920 Highway 91 East                                                                                McDonough
   1.43    2828-2844 East Atlanta Road                                                                        Ellenwood
   1.44    5034 Peters Creek Parkway                                                                          Winston-Salem
   1.45    3551 Blair Stone Road                                                                              Tallahassee
   1.46    3301 West 80th Street                                                                              Hialeah
   1.47    401 East Sheridan Street                                                                           Dania
   1.48    4025 Santa Barbara Boulevard                                                                       Naples
   1.49    2699 North Forest Ridge Boulevard                                                                  Hernando
   1.50    6738-6784 West Gulf to Lake Highway                                                                Crystal River
   1.51    1416 North Main Street                                                                             Fuquay Varina
   1.52    2071-2079 South Hairston Road                                                                      Decatur
------------------------------------------------------------------------------------------------------------------------------------
    4      Various                                                                                            Chicago
   4.1     5326-5336 South Greenwood Avenue                                                                   Chicago
   4.2     5452-5466 South Ellis Avenue, 949-957 East 54th Street                                             Chicago
   4.3     5339-5345 South Woodlawn Avenue, 1204-1224 East 54th Street                                        Chicago
   4.4     5335-5345 South Kimbark Avenue, 1304-1308 East 54th Street                                         Chicago
   4.5     1509-1517 East 57th Street, 5707-5709 South Harper Avenue                                          Chicago
   4.6     5201 South Greenwood Avenue                                                                        Chicago
   4.7     5411-5421 South Ellis Avenue                                                                       Chicago
   4.8     5034-56 South Woodlawn Avenue                                                                      Chicago
   4.9     5300-5308 South Hyde Park Avenue                                                                   Chicago
   4.10    5300-5308 South Greenwood Avenue, 1021-1029 East 53rd Street                                       Chicago
   4.11    5234-5244 South Ingleside Avenue, 912-914 East 53rd Street                                         Chicago
   4.12    1515-1521 East 54th Street                                                                         Chicago
   4.13    5416-5430 South Woodlawn Avenue                                                                    Chicago
   4.14    5301-5307 South Maryland, 839-843 E. 53rd Street                                                   Chicago
   4.15    5400-5406 South Maryland Avenue, 825-827 East 54th Street                                          Chicago
   4.16    5415-5425 South Woodlawn Avenue                                                                    Chicago
   4.17    5320-5326 South Drexel                                                                             Chicago
   4.18    5120 South Hyde Park Boulevard                                                                     Chicago
   4.19    5355-5361 South Cottage Grove, 804-808 East 54th Street                                            Chicago
   4.20    5400-5408 South Ingleside Avenue, 913-915 East 54th Street                                         Chicago
   4.21    5401-5409 South Cottage Grove, 807-811 East 54th Street                                            Chicago
   4.22    5528-5532 South Everett Avenue                                                                     Chicago
   4.23    5237-5245 South Kenwood Avenue, 1368-1370 East 53rd Street                                         Chicago
   4.24    5715-5725 South Kimbark Avenue                                                                     Chicago
   4.25    5350-5358 South Maryland Avenue, 812-816 East 54th Street                                          Chicago
   4.26    4850 South Drexel Boulevard                                                                        Chicago
   4.27    5474-5480 South Hyde Park Boulevard                                                                Chicago
   4.28    5202-5210 South Cornell Avenue                                                                     Chicago
   4.29    5118-5120 South Greenwood Avenue                                                                   Chicago
   4.30    5401-5405 South Drexel Avenue, 909-911 East 54th Street                                            Chicago
   4.31    5218-5220 South Kimbark Avenue                                                                     Chicago
   4.32    5487-5491 South Hyde Park Boulevard                                                                Chicago
   4.33    5335-5337 South Woodlawn Avenue                                                                    Chicago
   4.34    5507-5509 South Hyde Park Boulevard                                                                Chicago
   4.35    5524-5526 South Everett Avenue                                                                     Chicago
   4.36    5468-5470 South Hyde Park Boulevard                                                                Chicago
   4.37    5401-5403 South Woodlawn Avenue, 1211-1213 East 54th Street                                        Chicago
   4.38    5111 South Kimbark Avenue                                                                          Chicago
   4.39    5336 South Hyde Park Avenue                                                                        Chicago
   4.40    5405-5407 South Woodlawn Avenue                                                                    Chicago
   4.41    5457-5459 South Blackstone Avenue                                                                  Chicago
   4.42    5337 South Hyde Park Avenue                                                                        Chicago
   4.43    5128-5132 South Cornell Avenue                                                                     Chicago
------------------------------------------------------------------------------------------------------------------------------------
    5      150 Fayetteville Street                                                                            Raleigh
------------------------------------------------------------------------------------------------------------------------------------
    6      Various                                                                                            Honolulu
   6.1     1450 Ala Moana Boulevard                                                                           Honolulu
   6.2     1441 Kapiolani Boulevard                                                                           Honolulu
   6.3     1585 Kapiolani Boulevard                                                                           Honolulu
   6.4     451 Piikoi Street                                                                                  Honolulu
------------------------------------------------------------------------------------------------------------------------------------
    12     600 West Chicago Avenue, 900-950 West Kingsbury, 811 North Larabee                                 Chicago
    17     3975 Fair Ridge Drive                                                                              Fairfax
------------------------------------------------------------------------------------------------------------------------------------
    18     Various                                                                                            Various
   18.1    16651-16855 Knott Avenue & 16800 Trojan Way                                                        La Mirada
   18.2    9100 15th Place South & 1501-1621 South 92nd Place                                                 Seattle
   18.3    6801-6819 Gage Avenue & 6301-6371 Chalet Drive                                                     Commerce
   18.4    20421 84th Avenue South                                                                            Kent
------------------------------------------------------------------------------------------------------------------------------------
    19     505 - 540 Huntmar Park Drive                                                                       Herndon
    22     15025, 15425, 15275, 15125, 15075, 15140 and 15475 SW Koll Parkway and 15655 Greystone Court       Beaverton
    23     100 Technology Center Drive                                                                        Stoughton
------------------------------------------------------------------------------------------------------------------------------------
    25     Various                                                                                            Vernon
   25.1    2701, 2707, 2711, 2761 Fruitland Avenue                                                            Vernon
   25.2    4701 South Santa Fe Avenue                                                                         Vernon
   25.3    2665 Leonis Boulevard                                                                              Vernon
------------------------------------------------------------------------------------------------------------------------------------
    26     Various                                                                                            Various
   26.1    1 Lakeside Road                                                                                    Greenville
   26.2    2096 East Main Street                                                                              Spartanburg
   26.3    5700 Altama Avenue                                                                                 Brunswick
   26.4    320 Spruce Street                                                                                  Spartanburg
   26.5    211 Garden Way                                                                                     Rock Hill
   26.6    460 East Blackstock Road                                                                           Spartanburg
   26.7    1199 Lafayette Boulevard                                                                           Sumter
------------------------------------------------------------------------------------------------------------------------------------
    28     Various                                                                                            Various
   28.1    13477-13551 Southeast Johnson Road                                                                 Milwaukie
   28.2    2600-2770 Southeast Mailwell Drive                                                                 Milwaukie
   28.3    16065-16251 Southeast 98th Avenue                                                                  Clackamas
   28.4    10965 Southwest Commerce Circle & 9125 Southwest Ridder Road                                       Wilsonville
------------------------------------------------------------------------------------------------------------------------------------
    30     Various                                                                                            Various
   30.1    2100 Amnicola Highway                                                                              Chattanooga
   30.2    3900 New Getwell Road                                                                              Memphis
   30.3    3977, 4011 & 4015 East Raines Road                                                                 Memphis
   30.4    4400 Delp Street                                                                                   Memphis
   30.5    3638-3684 Contract Drive                                                                           Memphis
   30.6    4148-4194 Delp Street                                                                              Memphis
   30.7    3901-3921 Delp Street                                                                              Memphis
   30.8    4319 Delp Street                                                                                   Memphis
   30.9    3970 & 4000 Senator Street                                                                         Memphis
  30.10    4486-4524 Delp Street                                                                              Memphis
  30.11    4121 South Creek Road                                                                              Chattanooga
  30.12    4280-4290 Concorde Road                                                                            Memphis
  30.13    3736 New Getwell Road                                                                              Memphis
  30.14    3983-4011 Senator Street                                                                           Memphis
  30.15    2870-2904 Cargo Circle                                                                             Memphis
  30.16    4056 Homewood Road and 4140 East Raines Road                                                       Memphis
  30.17    4313 Air Trans Road                                                                                Memphis
  30.18    4299 Air Trans Road                                                                                Memphis
  30.19    2893-2909 Shortside Lane                                                                           Memphis
  30.20    3558 Lamar Avenue                                                                                  Memphis
------------------------------------------------------------------------------------------------------------------------------------
    33     32121-32133 Lindero Canyon Road                                                                    Westlake Village
    42     9276 Arlington Expressway                                                                          Jacksonville
------------------------------------------------------------------------------------------------------------------------------------
    44     Various                                                                                            Various
   44.1    191 South Rand Road                                                                                Lake Zurich
   44.2    727 Roosevelt Road                                                                                 Glen Ellyn
   44.3    7901 South Harlem Avenue                                                                           Burbank
------------------------------------------------------------------------------------------------------------------------------------
    48     9100-9150 Alcosta Boulevard                                                                        San Ramon
    50     2501 West Davey Road                                                                               Woodridge
    53     1717 Kuntz Road                                                                                    Erie
------------------------------------------------------------------------------------------------------------------------------------
    57     Various                                                                                            Memphis
   57.1    6625 Lenox Park Boulevard                                                                          Memphis
   57.2    3175 Lenox Park Boulevard                                                                          Memphis
------------------------------------------------------------------------------------------------------------------------------------
    67     3033 Excelsior Boulevard                                                                           Minneapolis
    70     857 Elkridge Landing Road                                                                          Linthicum
    71     1450 Eureka Road                                                                                   Roseville
    75     255 Cumberland Parkway                                                                             Mechanicsburg
    76     192 Hartnell Avenue                                                                                Redding
    79     4333 Collins Avenue                                                                                Miami Beach
    80     24 Shackleford West Boulevard                                                                      Little Rock
    84     11459 North 28th Drive                                                                             Phoenix
    86     1440 West Indiantown Road                                                                          Jupiter
    89     32605 & 32675 Highway 79 South                                                                     Temecula
    93     1041 Spring Lane                                                                                   Sanford
    95     6730 Lenox Center Court                                                                            Memphis
    97     2901-2931 North Tenaya Way                                                                         Las Vegas
   105     15305-15367 Amberly Drive                                                                          Tampa
   113     761, 777 & 793 Boylston Street                                                                     Boston
   114     24901 Dana Point Harbor Drive                                                                      Dana Point
   115     3650 Westwind Boulevard                                                                            Santa Rosa
   116     50 Market Street                                                                                   South Portland
   133     8081 Township Line Road                                                                            Indianapolis
   134     795 County Road 1                                                                                  Palm Harbor
   136     50 Douglas Avenue                                                                                  Holland
   139     1901 South Cedar Street                                                                            Tacoma
   141     9001-9051 Columbus Pike                                                                            Lewis Center
   156     4922 East 49th Street                                                                              Cleveland
   157     6051 North Fresno Street                                                                           Fresno
   168     2015 South Park Place                                                                              Marietta
   173     530 Lakehurst Road                                                                                 Toms River
   178     4969 Centre Point Drive                                                                            Charleston
   179     17003 and 17005 Bear Valley Road                                                                   Hesperia
   180     107-213 West Bloomingdale Avenue                                                                   Brandon
   181     3621-79 West College Avenue & 6311-77 South 35th Street                                            Franklin
   192     3030 M Street, Northwest                                                                           Washington
   196     3470-3520 East Route 66                                                                            Flagstaff
   201     20777 Hall Road                                                                                    Macomb
   202     1850 Arthur Avenue                                                                                 Elk Grove Village
   203     3100 Woodcreek Drive                                                                               Downers Grove
   210     120 Interstate Blvd.                                                                               Anderson
   211     445 East Market Street                                                                             Louisville
   214     10 Fairway Drive                                                                                   Deerfield Beach
   218     4299 Collins Avenue                                                                                Miami Beach
   219     12421 Totem Lake Boulevard                                                                         Kirkland
   220     120 LaSalle Avenue                                                                                 Buffalo
   221     1510-1540 Breezeport Way                                                                           Suffolk
   224     1325 North Forest Road                                                                             Amherst
   226     8525 North Tryon Street                                                                            Charlotte
   232     5400 Weston Road                                                                                   Evansville
   233     1705 Blountville Boulevard                                                                         Blountville
------------------------------------------------------------------------------------------------------------------------------------
   234     Various                                                                                            Various
  234.1    20 East Morris Avenue                                                                              Buffalo
  234.2    615-625 Cayuga Street & 255 South Seventh Street                                                   Lewiston
  234.3    1016 Amherst Street                                                                                Buffalo
------------------------------------------------------------------------------------------------------------------------------------
   236     1939 Roland Clarke Place                                                                           Reston
   237     800 East Lugonia Avenue                                                                            Redlands
   238     1906 West Innes Street                                                                             Salisbury
   240     19801-19839 South La Grange Road                                                                   Mokena
   243     1795 US Highway 17 North                                                                           Mount Pleasant
------------------------------------------------------------------------------------------------------------------------------------

   245     22 Hoopes Road                                                                                     Newport News
   246     400 Warwick Avenue                                                                                 Norfolk
------------------------------------------------------------------------------------------------------------------------------------
   247     120 Worcester Road                                                                                 Natick
   250     1624 ByPass 72 NE                                                                                  Greenwood
   254     3905 Independence Boulevard                                                                        Wilmington
   255     754 Warrenton Road                                                                                 Fredericksburg
   256     2188 Midland Trail                                                                                 Shelbyville
   257     2601 Lynnwood Drive                                                                                Arlington
   259     141 Royal Palm Circle                                                                              Port Orange
   260     10132 Baltimore National Pike                                                                      Ellicott City
   261     202 Oak Hill Road                                                                                  Jasper
   264     910 Lincoln Street                                                                                 Portsmouth
   265     Route 51 & L.R. 288                                                                                Elizabeth
   267     12611 Pacific Highway SW                                                                           Lakewood
   269     917 West Dakin Street                                                                              Chicago
   270     24582 Del Prado Avenue                                                                             Dana Point
   271     2810 South Boulder Avenue                                                                          Russellville
   274     7372 McKnight Road                                                                                 Ross Township
   276     350 Second Street                                                                                  Los Altos
   278     2615 Cortez Road West                                                                              Bradenton
   279     2201 North Lakewood Boulevard                                                                      Long Beach
   285     215 St. Robert Avenue                                                                              St. Robert
   287     1635 East Springfield Drive                                                                        Camden
   288     2615 Southwest 25th Street                                                                         Fort Lauderdale
   289     133 Westgate Drive                                                                                 Beaver Falls
   292     5350 Louisville Road                                                                               Bowling Green
   295     180 Willabrook Drive                                                                               Brooks
   296     30412 Esperanza                                                                                    Rancho Santa Margarita
   301     1430 Torun Road                                                                                    Stevens Point
   302     Intersection of Routes 40 & 67                                                                     Schaghticoke
   303     29000 Walker Road South                                                                            Walker
   304     1229 Old Dickerson Road                                                                            Goodlettsville
   305     3804 North Orange Blossom Trail                                                                    Orlando
   307     7856 McCloud Road                                                                                  Greensboro
   308     250-250 Brooks Street                                                                              Laguna Beach
   310     Kings Crossroads Road                                                                              Greenville
   311     320 Western Avenue                                                                                 Fergus Falls
   312     3055-3109 North Meridian Street                                                                    Indianapolis
   313     303 East Harrell Drive                                                                             Russellville
   314     15800 Birmingham Highway                                                                           Alpharetta
   315     31 Ted Drive                                                                                       Pine Bush
   316     5134 Hinkleville Road                                                                              Paducah
   318     3101 Homestead Duquesne Road                                                                       West Mifflin
   319     2410 Ridgewood Avenue                                                                              Daytona Beach

                                                                                CROSS COLLATER-                        MASTER
   LOAN                                                     CUT-OFF DATE       ALIZED (MORTGAGE        MORTGAGE       SERVICING
  NUMBER     STATE      ZIP CODE          COUNTY         PRINCIPAL BALANCE        LOAN GROUP)            RATE          FEE RATE
---------------------------------------------------------------------------------------------------------------------------------

    1       Various     Various    Various                    442,500,000.00          No                5.6000%        0.0200%
   1.1        CA         94806     Contra Costa
   1.2        MD         20774     Prince Georges
   1.3        FL         33321     Broward
   1.4        GA         30114     Cherokee
   1.5        IN         46322     Lake
   1.6        MA         01089     Hampden
   1.7        FL         32809     Orange
   1.8        VA         22601     Frederick
   1.9        NC         28314     Cumberland
   1.10       FL         34203     Manatee
   1.11       FL         33028     Broward
   1.12       MD         21061     Anne Arundel
   1.13       NC         27517     Orange
   1.14       OH         43528     Lucas
   1.15       FL         33403     Palm Beach
   1.16       FL         33437     Palm Beach
   1.17       FL         32756     Seminole
   1.18       FL         34654     Pasco
   1.19       FL         33777     Pinellas
   1.20       NC         28078     Mecklenburg
   1.21       FL         32707     Seminole
   1.22       FL         33543     Pasco
   1.23       NJ         08048     Burlington
   1.24       FL         33186     Miami-Dade
   1.25       FL         33618     Hillsborough
   1.26       FL         32901     Brevard
   1.27       GA         30135     Douglas
   1.28       FL         33594     Hillsborough
   1.29       FL         34761     Orange
   1.30       GA         30041     Forsyth
   1.31       FL         34211     Manatee
   1.32       GA         30084     DeKalb
   1.33       NC         27520     Johnston
   1.34       GA         30542     Hall
   1.35       FL         32548     Okaloosa
   1.36       FL         32309     Leon
   1.37       FL         32812     Orange
   1.38       FL         33025     Broward
   1.39       FL         33436     Palm Beach
   1.40       OH         43123     Franklin
   1.41       FL         32825     Orange
   1.42       GA         30252     Henry
   1.43       GA         30294     Henry
   1.44       NC         27127     Forsyth
   1.45       FL         32311     Leon
   1.46       FL         33018     Miami-Dade
   1.47       FL         33004     Broward
   1.48       FL         34104     Collier
   1.49       FL         34442     Citrus
   1.50       FL         34429     Citrus
   1.51       NC         27526     Wake
   1.52       GA         30035     DeKalb
---------------------------------------------------------------------------------------------------------------------------------
    4         IL        Various    Cook                       123,150,000.00          No                5.9100%        0.0200%
   4.1        IL         60615     Cook
   4.2        IL         60615     Cook
   4.3        IL         60615     Cook
   4.4        IL         60615     Cook
   4.5        IL         60637     Cook
   4.6        IL         60615     Cook
   4.7        IL         60615     Cook
   4.8        IL         60615     Cook
   4.9        IL         60615     Cook
   4.10       IL         60615     Cook
   4.11       IL         60615     Cook
   4.12       IL         60615     Cook
   4.13       IL         60615     Cook
   4.14       IL         60615     Cook
   4.15       IL         60615     Cook
   4.16       IL         60615     Cook
   4.17       IL         60615     Cook
   4.18       IL         60615     Cook
   4.19       IL         60615     Cook
   4.20       IL         60615     Cook
   4.21       IL         60615     Cook
   4.22       IL         60637     Cook
   4.23       IL         60615     Cook
   4.24       IL         60637     Cook
   4.25       IL         60615     Cook
   4.26       IL         60615     Cook
   4.27       IL         60615     Cook
   4.28       IL         60615     Cook
   4.29       IL         60615     Cook
   4.30       IL         60615     Cook
   4.31       IL         60615     Cook
   4.32       IL         60615     Cook
   4.33       IL         60615     Cook
   4.34       IL         60637     Cook
   4.35       IL         60637     Cook
   4.36       IL         60615     Cook
   4.37       IL         60615     Cook
   4.38       IL         60615     Cook
   4.39       IL         60615     Cook
   4.40       IL         60615     Cook
   4.41       IL         60615     Cook
   4.42       IL         60615     Cook
   4.43       IL         60615     Cook
---------------------------------------------------------------------------------------------------------------------------------
    5         NC         27601     Wake                       120,300,000.00          No                5.5700%        0.0400%
---------------------------------------------------------------------------------------------------------------------------------
    6         HI         96814     Honolulu                   100,000,000.00          No                5.6028%        0.0200%
   6.1        HI         96814     Honolulu
   6.2        HI         96814     Honolulu
   6.3        HI         96814     Honolulu
   6.4        HI         96814     Honolulu
---------------------------------------------------------------------------------------------------------------------------------
    12        IL         60610     Cook                        66,250,000.00          No                5.6800%        0.0300%
    17        VA         22033     Fairfax                     56,000,000.00          No                5.7600%        0.0500%
---------------------------------------------------------------------------------------------------------------------------------
    18      Various     Various    Various                     49,000,000.00          No                5.7200%        0.0200%
   18.1       CA         90638     Los Angeles
   18.2       WA         98108     King
   18.3       CA         90040     Los Angeles
   18.4       WA         98032     King
---------------------------------------------------------------------------------------------------------------------------------
    19        VA         20170     Fairfax                     47,500,000.00          No                5.7600%        0.0500%
    22        OR         97006     Washington                  40,000,000.00          No                6.2000%        0.0400%
    23        MA         02072     Norfolk                     37,600,000.00          No                5.5700%        0.0400%
---------------------------------------------------------------------------------------------------------------------------------
    25        CA         90058     Los Angeles                 37,220,000.00          No                5.4200%        0.0200%
   25.1       CA         90058     Los Angeles
   25.2       CA         90058     Los Angeles
   25.3       CA         90058     Los Angeles
---------------------------------------------------------------------------------------------------------------------------------
    26      Various     Various    Various                     37,000,000.00          No                5.8700%        0.0200%
   26.1       SC         29611     Greenville
   26.2       SC         29307     Spartanburg
   26.3       GA         31525     Glynn
   26.4       SC         29303     Spartanburg
   26.5       SC         29732     York
   26.6       SC         29301     Spartanburg
   26.7       SC         29150     Sumter
---------------------------------------------------------------------------------------------------------------------------------
    28        OR        Various    Various                     35,000,000.00          No                5.7200%        0.0200%
   28.1       OR         97222     Clackamas
   28.2       OR         97222     Clackamas
   28.3       OR         97015     Clackamas
   28.4       OR         97070     Washington
---------------------------------------------------------------------------------------------------------------------------------
    30        TN        Various    Various                     32,450,000.00          No                5.5200%        0.0200%
   30.1       TN         37406     Hamilton
   30.2       TN         38118     Shelby
   30.3       TN         38118     Shelby
   30.4       TN         38118     Shelby
   30.5       TN         38118     Shelby
   30.6       TN         38118     Shelby
   30.7       TN         38118     Shelby
   30.8       TN         38118     Shelby
   30.9       TN         38118     Shelby
  30.10       TN         38118     Shelby
  30.11       TN         37406     Hamilton
  30.12       TN         38118     Shelby
  30.13       TN         38118     Shelby
  30.14       TN         38118     Shelby
  30.15       TN         38118     Shelby
  30.16       TN         38118     Shelby
  30.17       TN         38118     Shelby
  30.18       TN         38118     Shelby
  30.19       TN         38118     Shelby
  30.20       TN         38118     Shelby
---------------------------------------------------------------------------------------------------------------------------------
    33        CA         91361     Los Angeles                 29,000,000.00          No                5.5000%        0.0200%
    42        FL         32225     Duval                       22,700,000.00          No                5.6200%        0.0400%
---------------------------------------------------------------------------------------------------------------------------------
    44        IL        Various    Various                     21,000,000.00          No                5.6100%        0.0200%
   44.1       IL         60047     Lake
   44.2       IL         60137     DuPage
   44.3       IL         60459     Cook
---------------------------------------------------------------------------------------------------------------------------------
    48        CA         94583     Contra Costa                20,200,000.00          No                5.7000%        0.0200%
    50        IL         60517     DuPage                      20,000,000.00          No                6.4600%        0.0200%
    53        PA         16509     Erie                        19,200,000.00          No                5.9800%        0.0200%
---------------------------------------------------------------------------------------------------------------------------------
    57        TN         38115     Shelby                      17,300,000.00          No                6.1000%        0.0400%
   57.1       TN         38115     Shelby
   57.2       TN         38115     Shelby
---------------------------------------------------------------------------------------------------------------------------------
    67        MN         55416     Hennepin                    15,968,805.45          No                5.7100%        0.0200%
    70        MD         21090     Anne Arundel                15,200,000.00          No                5.6800%        0.0700%
    71        CA         95661     Placer                      15,100,000.00          No                5.4500%        0.0200%
    75        PA         17055     Cumberland                  14,300,000.00          No                5.5300%        0.0200%
    76        CA         96002     Shasta                      14,200,000.00          No                5.9400%        0.0200%
    79        FL         33140     Miami-Dade                  14,000,000.00          No                5.5500%        0.0200%
    80        AR         72211     Pulaski                     13,650,000.00          No                5.8000%        0.0200%
    84        AZ         85029     Maricopa                    13,300,000.00          No                5.5300%        0.0200%
    86        FL         33458     Palm Beach                  13,176,000.00          No                5.8800%        0.0700%
    89        CA         92592     Riverside                   12,700,000.00          No                6.1500%        0.0200%
    93        NC         27330     Lee                         12,080,000.00          No                5.7900%        0.0200%
    95        TN         38115     Shelby                      12,000,000.00          No                5.8820%        0.0400%
    97        NV         89128     Clark                       11,600,000.00          No                5.7100%        0.0200%
   105        FL         33647     Hillsborough                10,800,000.00          No                5.4800%        0.0700%
   113        MA         02116     Suffolk                     10,000,000.00          No                5.4600%        0.0700%
   114        CA         92629     Orange                      10,000,000.00          No                5.5500%        0.0200%
   115        CA         95403     Sonoma                      10,000,000.00          No                5.6200%        0.0200%
   116        ME         04106     Cumberland                  10,000,000.00          No                5.6700%        0.0200%
   133        IN         46260     Marion                       9,000,000.00          No                5.6400%        0.0700%
   134        FL         34683     Pinellas                     8,750,000.00          No                5.8000%        0.0200%
   136        MI         49424     Ottawa                       8,600,000.00          No                5.8000%        0.0200%
   139        WA         98405     Pierce                       8,500,000.00          No                5.7400%        0.0200%
   141        OH         43035     Delaware                     8,389,593.00          No                5.0200%        0.0200%
   156        OH         44125     Cuyahoga                     7,920,000.00          No                5.7500%        0.0700%
   157        CA         93710     Fresno                       7,900,000.00          No                5.6600%        0.0200%
   168        GA         30060     Cobb                         7,400,000.00          No                5.5600%        0.0600%
   173        NJ         08755     Ocean                        7,000,000.00          No                6.2100%        0.0200%
   178        SC         29418     Charleston                   6,680,000.00          No                5.9200%        0.0200%
   179        CA         92345     San Bernardino               6,650,000.00          No                5.8100%        0.0700%
   180        FL         33511     Hillsborough                 6,640,000.00          No                6.0000%        0.0200%
   181        WI         53132     Milwaukee                    6,635,000.00          No                5.8400%        0.0700%
   192        DC         20007     District of Columbia         6,000,000.00          No                5.5400%        0.0200%
   196        AZ         86004     Coconino                     5,988,856.40          No                5.9300%        0.1200%
   201        MI         48044     Macomb                       5,760,000.00          No                5.7900%        0.0700%
   202        IL         60007     Cook                         5,750,000.00          No                5.6700%        0.0200%
   203        IL         60515     Dupage                       5,650,000.00          No                5.6900%        0.0200%
   210        SC         29621     Anderson                     5,293,914.87          No                5.6900%        0.1000%
   211        KY         40202     Jefferson                    5,289,711.97          No                5.7300%        0.1000%
   214        FL         33441     Broward                      5,144,000.00          No                5.7200%        0.0200%
   218        FL         33140     Miami-Dade                   5,000,000.00          No                5.5300%        0.0200%
   219        WA         98034     King                         4,986,347.67          No                5.9900%        0.0700%
   220        NY         14217     Erie                         4,900,000.00          No                6.0500%        0.0200%
   221        VA         23435     Suffolk City                 4,900,000.00          No                6.4600%        0.1000%
   224        NY         14221     Erie                         4,700,000.00          No                6.0500%        0.0200%
   226        NC         28262     Mecklenburg                  4,591,207.09          No                5.8000%        0.1000%
   232        IN         47712     Vanderburgh                  4,400,000.00          No                5.6900%        0.0200%
   233        TN         37617     Sullivan                     4,395,611.39          No                5.9900%        0.0200%
---------------------------------------------------------------------------------------------------------------------------------
   234        NY        Various    Various                      4,292,207.64          No                6.0400%        0.0200%
  234.1       NY         14214     Erie
  234.2       NY         14092     Niagara
  234.3       NY         14216     Erie
---------------------------------------------------------------------------------------------------------------------------------
   236        VA         20191     Fairfax                      4,200,000.00          No                5.5000%        0.0200%
   237        CA         92374     San Bernardino               4,100,000.00          No                5.7100%        0.0200%
   238        NC         28144     Rowan                        4,020,923.62          No                5.9100%        0.1000%
   240        IL         60448     Will                         3,989,228.66          No                6.0700%        0.0200%
   243        SC         29464     Charleston                   3,892,610.65          No                5.8400%        0.1000%
---------------------------------------------------------------------------------------------------------------------------------

   245        VA         23602     Newport News City            2,313,185.26          Yes               5.8300%        0.1200%
   246        VA         23503     Norfolk City                 1,395,887.64          Yes               5.8300%        0.1200%
---------------------------------------------------------------------------------------------------------------------------------
   247        MA         01760     Middlesex                    3,700,000.00          No                5.7200%        0.0200%
   250        SC         29649     Greenwood                    3,664,022.34          No                5.6900%        0.0500%
   254        NC         28412     New Hanover                  3,520,000.00          No                5.6700%        0.0200%
   255        VA         22406     Stafford                     3,513,649.73          No                6.0600%        0.1000%
   256        KY         40065     Shelby                       3,493,324.47          No                5.8100%        0.0200%
   257        TX         76013     Tarrant                      3,492,919.13          No                5.5400%        0.0200%
   259        FL         32127     Volusia                      3,400,000.00          No                5.9900%        0.0200%
   260        MD         21042     Howard                       3,396,536.85          No                5.8800%        0.1000%
   261        AL         35504     Walker                       3,350,617.61          No                5.8600%        0.0700%
   264        VA         23704     Portsmouth City              3,246,721.05          No                5.9300%        0.1000%
   265        PA         15037     Allegheny                    3,184,193.18          No                6.0200%        0.0200%
   267        WA         98499     Pierce                       3,100,000.00          No                5.9000%        0.0200%
   269        IL         60613     Cook                         3,000,000.00          No                5.7600%        0.0200%
   270        CA         92629     Orange                       2,800,000.00          No                5.7700%        0.0200%
   271        AR         72802     Pope                         2,795,139.20          No                6.2300%        0.0200%
   274        PA         15237     Allegheny                    2,550,000.00          No                5.9500%        0.1000%
   276        CA         94022     Santa Clara                  2,500,000.00          No                5.6000%        0.0700%
   278        FL         34207     Manatee                      2,495,570.47          No                6.1400%        0.0200%
   279        CA         90815     Los Angeles                  2,475,000.00          No                6.0600%        0.0700%
   285        MO         65584     Pulaski                      2,300,000.00          No                5.9000%        0.0200%
   287        SC         29020     Kershaw                      2,297,670.64          No                5.9100%        0.1450%
   288        FL         33317     Broward                      2,295,961.58          No                6.1800%        0.0200%
   289        PA         15010     Beaver                       2,293,455.36          No                5.7500%        0.0200%
   292        KY         42101     Warren                       2,147,814.24          No                5.8900%        0.0200%
   295        KY         40109     Bullitt                      1,980,939.53          No                6.7600%        0.0200%
   296        CA         92688     Orange                       1,961,526.26          No                6.1500%        0.0200%
   301        WI         54481     Portage                      1,796,796.29          No                6.1200%        0.0800%
   302        NY         12154     Rensselaer                   1,792,419.69          No                5.9600%        0.0200%
   303        LA         70785     Livingston                   1,718,367.99          No                6.2500%        0.0200%
   304        TN         37072     Davidson                     1,718,251.39          No                5.8900%        0.0200%
   305        FL         32804     Orange                       1,648,325.75          No                5.9000%        0.0200%
   307        NC         27409     Guilford                     1,498,518.13          No                6.0400%        0.0200%
   308        CA         92651     Orange                       1,497,132.74          No                5.8000%        0.0200%
   310        NC         27834     Pitt                         1,447,288.95          No                5.9000%        0.1450%
   311        MN         56537     Otter Tail                   1,447,264.81          No                5.8600%        0.0200%
   312        IN         46208     Marion                       1,423,503.72          No                5.7200%        0.0200%
   313        AR         72802     Pope                         1,422,548.68          No                6.2700%        0.0200%
   314        GA         30004     Fulton                       1,415,000.00          No                5.8700%        0.0200%
   315        NY         12566     Ulster                       1,400,000.00          No                5.9400%        0.0200%
   316        KY         42001     McCracken                    1,245,818.65          No                6.2000%        0.0200%
   318        PA         15122     Allegheny                    1,098,015.53          No                6.0600%        0.0200%
   319        FL         32119     Volusia                      1,082,008.73          No                6.1300%        0.0200%

                                                                                                                       PERIODIC
                                                                                                                     PAYMENT ON
               ARD                ADDITIONAL       INTEREST RESERVE                                       STATED      FIRST DUE
   LOAN       LOAN              INTEREST RATE        MORTGAGE LOAN          LOAN             GRACE        MATURITY   DATE AFTER
  NUMBER    (YES/NO)?   ARD       AFTER ARD            (YES/NO)?            TYPE            PERIOD          DATE       CLOSING
----------------------------------------------------------------------------------------------------------------------------------

    1          No                                         No           Interest Only           0         07/05/17    2,133,833.33
   1.1
   1.2
   1.3
   1.4
   1.5
   1.6
   1.7
   1.8
   1.9
   1.10
   1.11
   1.12
   1.13
   1.14
   1.15
   1.16
   1.17
   1.18
   1.19
   1.20
   1.21
   1.22
   1.23
   1.24
   1.25
   1.26
   1.27
   1.28
   1.29
   1.30
   1.31
   1.32
   1.33
   1.34
   1.35
   1.36
   1.37
   1.38
   1.39
   1.40
   1.41
   1.42
   1.43
   1.44
   1.45
   1.46
   1.47
   1.48
   1.49
   1.50
   1.51
   1.52
----------------------------------------------------------------------------------------------------------------------------------
    4          No                                         No           Interest Only           5         04/01/17      626,730.88
   4.1
   4.2
   4.3
   4.4
   4.5
   4.6
   4.7
   4.8
   4.9
   4.10
   4.11
   4.12
   4.13
   4.14
   4.15
   4.16
   4.17
   4.18
   4.19
   4.20
   4.21
   4.22
   4.23
   4.24
   4.25
   4.26
   4.27
   4.28
   4.29
   4.30
   4.31
   4.32
   4.33
   4.34
   4.35
   4.36
   4.37
   4.38
   4.39
   4.40
   4.41
   4.42
   4.43
----------------------------------------------------------------------------------------------------------------------------------
    5          No                                         No           Interest Only           5         02/01/17      577,005.58
----------------------------------------------------------------------------------------------------------------------------------
    6          No                                         No           Interest Only       (Note 1)      09/01/11      482,459.03
   6.1
   6.2
   6.3
   6.4
----------------------------------------------------------------------------------------------------------------------------------
    12         No                                         No           Interest Only           3         06/01/17      324,036.11
    17         No                                         No           Interest Only           5         06/01/17      277,760.00
----------------------------------------------------------------------------------------------------------------------------------
    18         No                                         No           Interest Only           5         07/01/12      241,352.22
   18.1
   18.2
   18.3
   18.4
----------------------------------------------------------------------------------------------------------------------------------
    19         No                                         No           Interest Only           5         06/01/17      235,600.00
    22         No                                         No         Partial IO/Balloon        5         04/01/17      213,555.56
    23         No                                         No           Interest Only           5         04/01/17      180,344.22
----------------------------------------------------------------------------------------------------------------------------------
    25         No                                         No         Partial IO/Balloon        5         03/01/17      173,714.01
   25.1
   25.2
   25.3
----------------------------------------------------------------------------------------------------------------------------------
    26         No                                         No         Partial IO/Balloon        5         06/01/17      187,024.72
   26.1
   26.2
   26.3
   26.4
   26.5
   26.6
   26.7
----------------------------------------------------------------------------------------------------------------------------------
    28         No                                         No           Interest Only           5         07/01/12      172,394.44
   28.1
   28.2
   28.3
   28.4
----------------------------------------------------------------------------------------------------------------------------------
    30         No                                         No           Interest Only           5         06/01/17      154,245.67
   30.1
   30.2
   30.3
   30.4
   30.5
   30.6
   30.7
   30.8
   30.9
  30.10
  30.11
  30.12
  30.13
  30.14
  30.15
  30.16
  30.17
  30.18
  30.19
  30.20
----------------------------------------------------------------------------------------------------------------------------------
    33         No                                         No         Partial IO/Balloon        5         05/01/17      137,347.22
    42         No                                         No           Interest Only           7         05/01/17      109,855.39
----------------------------------------------------------------------------------------------------------------------------------
    44         No                                         No         Partial IO/Balloon        5         05/01/17      101,447.50
   44.1
   44.2
   44.3
----------------------------------------------------------------------------------------------------------------------------------
    48         No                                         No           Interest Only           5         06/01/14       99,148.33
    50         No                                         No         Partial IO/Balloon        5         07/01/17      111,255.56
    53         No                                         No         Partial IO/Balloon        5         03/01/17       98,869.33
----------------------------------------------------------------------------------------------------------------------------------
    57         No                                         No         Partial IO/Balloon        5         02/01/17       90,873.06
   57.1
   57.2
----------------------------------------------------------------------------------------------------------------------------------
    67         No                                         No              Balloon              5         05/01/17       92,965.49
    70         No                                         No           Interest Only           5         04/01/17       74,344.89
    71         No                                         No         Partial IO/Balloon        5         06/01/17       70,865.14
    75         No                                         No         Partial IO/Balloon        5         05/01/17       68,095.81
    76         No                                         No           Interest Only           5         04/01/14       72,633.00
    79         No                                         No           Interest Only           5         06/01/17       66,908.33
    80         No                                         No           Interest Only           5         05/01/17       68,174.17
    84         No                                         No           Interest Only           5         05/01/17       63,333.86
    86         No                                         No         Partial IO/Balloon        5         05/01/17       66,714.48
    89         No                                         No         Partial IO/Balloon        5         06/01/17       67,257.08
    93         No                                         No           Interest Only           5         05/01/17       60,228.87
    95         No                                         No         Partial IO/Balloon        5         02/01/17       60,780.67
    97         No                                         No         Partial IO/Balloon        5         06/01/17       57,036.56
   105         No                                         No         Partial IO/Balloon        5         05/01/17       50,964.00
   113         No                                         No           Interest Only           5         05/01/17       47,016.67
   114         No                                         No           Interest Only           5         06/01/17       47,791.67
   115         No                                         No         Partial IO/Balloon        5         05/01/17       48,394.44
   116         No                                         No           Interest Only           5         06/01/17       48,825.00
   133         No                                         No         Partial IO/Balloon        5         05/01/17       43,710.00
   134         No                                         No           Interest Only           5         06/01/14       43,701.39
   136         No                                         No         Partial IO/Balloon        5         04/01/17       42,952.22
   139         No                                         No         Partial IO/Balloon        5         05/01/17       42,013.61
   141         No                                         No           Interest Only           5         05/01/12       36,266.35
   156         No                                         No         Partial IO/Balloon        5         06/01/17       39,215.00
   157         No                                         No         Partial IO/Balloon        5         06/01/17       38,503.72
   168         No                                         No           Interest Only           5         05/01/17       35,429.56
   173         No                                         No         Partial IO/Balloon        5         06/01/17       37,432.50
   178         No                                         No         Partial IO/Balloon        5         06/01/17       34,053.16
   179         No                                         No         Partial IO/Balloon        5         05/01/17       33,270.32
   180         No                                         No         Partial IO/Balloon        5         05/01/14       34,306.67
   181         No                                         No         Partial IO/Balloon        5         05/01/17       33,366.68
   192         No                                         No         Partial IO/Balloon        5         06/01/17       28,623.33
   196         No                                         No              Balloon              5         05/01/17       35,703.45
   201         No                                         No           Interest Only           5         06/01/17       28,718.40
   202         No                                         No           Interest Only           5         05/01/12       28,074.38
   203         No                                         No           Interest Only           5         05/01/17       27,683.43
   210         No                                         No              Balloon              5         05/01/17       37,147.89
   211         No                                         No              Balloon              5         05/01/17       30,862.06
   214         No                                         No         Partial IO/Balloon        5         05/01/17       25,337.06
   218         No                                         No           Interest Only           5         05/01/17       23,809.72
   219         No                                         No              Balloon              5         05/01/17       32,184.51
   220         No                                         No         Partial IO/Balloon        5         05/01/17       25,527.64
   221         No                                         No         Partial IO/Balloon        5         04/01/17       27,257.61
   224         No                                         No         Partial IO/Balloon        5         05/01/17       24,485.69
   226         No                                         No              Balloon              5         05/01/17       26,990.64
   232         No                                         No         Partial IO/Balloon        5         05/01/17       21,558.78
   233         No                                         No              Balloon              5         06/01/17       26,351.94
----------------------------------------------------------------------------------------------------------------------------------
   234         No                                         No              Balloon              5         05/01/17       25,891.36
  234.1
  234.2
  234.3
----------------------------------------------------------------------------------------------------------------------------------
   236         No                                         No           Interest Only           7         05/01/14       19,891.67
   237         No                                         No         Partial IO/Balloon        5         06/01/17       20,159.47
   238         No                                         No              Balloon             15         06/01/17       23,899.51
   240         No                                         No              Balloon              5         05/01/17       25,943.49
   243         No                                         No              Balloon              5         05/01/17       22,982.81
----------------------------------------------------------------------------------------------------------------------------------

   245         No                                         No              Balloon              5         04/01/17       13,657.02
   246         No                                         No              Balloon              5         04/01/17        8,241.31
----------------------------------------------------------------------------------------------------------------------------------
   247         No                                         No         Partial IO/Balloon        5         05/01/17       18,224.56
   250         No                                         No              Balloon              5         05/01/17       25,710.78
   254         No                                         No         Partial IO/Balloon       15         06/01/17       17,186.40
   255         No                                         No              Balloon              7         05/01/17       21,240.15
   256         No                                         No              Balloon              5         05/01/17       20,558.65
   257         No                                         No              Balloon              5         05/01/17       19,960.54
   259         No                                         No         Partial IO/Balloon        5         05/01/17       17,537.39
   260         No                                         No              Balloon              5         06/01/17       20,123.15
   261         No                                         No              Balloon              5         05/01/17       21,361.90
   264         No                                         No              Balloon              7         06/01/17       19,339.37
   265         No                                         No              Balloon              5         05/01/17       19,166.70
   267         No                                         No         Partial IO/Balloon        5         04/01/17       15,749.72
   269         No                                         No         Partial IO/Balloon        5         05/01/17       14,880.00
   270         No                                         No         Partial IO/Balloon        5         05/01/17       13,912.11
   271         No                                         No              Balloon              5         05/01/17       17,203.68
   274         No                                         No         Partial IO/Balloon        5         05/01/17       13,065.21
   276         No                                         No           Interest Only           5         05/01/17       12,055.56
   278         No                                         No              Balloon              5         05/01/17       15,214.52
   279         No                                         No         Partial IO/Balloon        5         05/01/17       12,915.38
   285         No                                         No         Partial IO/Balloon        5         05/01/17       11,685.28
   287         No                                         No              Balloon              5         06/01/17       13,656.86
   288         No                                         No              Balloon              5         05/01/12       14,056.95
   289         No                                         No              Balloon              5         05/01/17       14,469.45
   292         No                                         No              Balloon              5         06/01/17       12,738.68
   295         No                                         No          Fully Amortizing         5         04/01/22       17,709.28
   296         No                                         No              Balloon              5         05/01/17       11,971.33
   301         No                                         No              Balloon              5         05/01/17       10,931.17
   302         No                                         No              Balloon              5         04/01/17       11,553.45
   303         No                                         No              Balloon              5         06/01/17       10,590.34
   304         No                                         No              Balloon              5         06/01/17       10,190.94
   305         No                                         No              Balloon              5         06/01/17        9,786.75
   307         No                                         No              Balloon             15         06/01/17        9,031.87
   308         No                                         No              Balloon              5         05/01/17        8,801.30
   310         No                                         No              Balloon             15         05/01/17        8,600.48
   311         No                                         No              Balloon              5         05/01/17        8,563.40
   312         No                                         No              Balloon              5         06/01/17        8,288.78
   313         No                                         No              Balloon              5         05/01/17        8,792.51
   314         No                                         No         Partial IO/Balloon        5         05/01/17        7,152.43
   315         No                                         No         Partial IO/Balloon        5         05/01/17        7,161.00
   316         No                                         No              Balloon              5         05/01/17        7,643.61
   318         No                                         No              Balloon              5         05/01/17        6,637.55
   319         No                                         No              Balloon              5         04/01/17        6,596.08

                ORIGINAL            REMAINING               STATED
                TERM TO              TERM TO               ORIGINAL               STATED
   LOAN      MATURITY / ARD      MATURITY / ARD          AMORTIZATION      REMAINING AMORTIZATION      DEFEASANCE
  NUMBER        (MONTHS)            (MONTHS)             TERM (MONTHS)         TERM (MONTHS)         LOAN (YES/NO)?
------------------------------------------------------------------------------------------------------------------------

    1             120                  120              Interest Only          Interest Only          No (Note 4)
   1.1
   1.2
   1.3
   1.4
   1.5
   1.6
   1.7
   1.8
   1.9
   1.10
   1.11
   1.12
   1.13
   1.14
   1.15
   1.16
   1.17
   1.18
   1.19
   1.20
   1.21
   1.22
   1.23
   1.24
   1.25
   1.26
   1.27
   1.28
   1.29
   1.30
   1.31
   1.32
   1.33
   1.34
   1.35
   1.36
   1.37
   1.38
   1.39
   1.40
   1.41
   1.42
   1.43
   1.44
   1.45
   1.46
   1.47
   1.48
   1.49
   1.50
   1.51
   1.52
------------------------------------------------------------------------------------------------------------------------
    4             120                  117              Interest Only          Interest Only              Yes
   4.1
   4.2
   4.3
   4.4
   4.5
   4.6
   4.7
   4.8
   4.9
   4.10
   4.11
   4.12
   4.13
   4.14
   4.15
   4.16
   4.17
   4.18
   4.19
   4.20
   4.21
   4.22
   4.23
   4.24
   4.25
   4.26
   4.27
   4.28
   4.29
   4.30
   4.31
   4.32
   4.33
   4.34
   4.35
   4.36
   4.37
   4.38
   4.39
   4.40
   4.41
   4.42
   4.43
------------------------------------------------------------------------------------------------------------------------
    5             120                  115              Interest Only          Interest Only          Yes (Note 5)
------------------------------------------------------------------------------------------------------------------------
    6              60                  50               Interest Only          Interest Only          Yes (Note 6)
   6.1
   6.2
   6.3
   6.4
------------------------------------------------------------------------------------------------------------------------
    12            120                  119              Interest Only          Interest Only              Yes
    17            120                  119              Interest Only          Interest Only               No
------------------------------------------------------------------------------------------------------------------------
    18             60                  60               Interest Only          Interest Only              Yes
   18.1
   18.2
   18.3
   18.4
------------------------------------------------------------------------------------------------------------------------
    19            120                  119              Interest Only          Interest Only               No
    22            120                  117                   360                    360                   Yes
    23            120                  117              Interest Only          Interest Only              Yes
------------------------------------------------------------------------------------------------------------------------
    25            120                  116                   360                    360                   Yes
   25.1
   25.2
   25.3
------------------------------------------------------------------------------------------------------------------------
    26            120                  119                   360                    360                   Yes
   26.1
   26.2
   26.3
   26.4
   26.5
   26.6
   26.7
------------------------------------------------------------------------------------------------------------------------
    28             60                  60               Interest Only          Interest Only              Yes
   28.1
   28.2
   28.3
   28.4
------------------------------------------------------------------------------------------------------------------------
    30            120                  119              Interest Only          Interest Only               No
   30.1
   30.2
   30.3
   30.4
   30.5
   30.6
   30.7
   30.8
   30.9
  30.10
  30.11
  30.12
  30.13
  30.14
  30.15
  30.16
  30.17
  30.18
  30.19
  30.20
------------------------------------------------------------------------------------------------------------------------
    33            120                  118                   360                    360                   Yes
    42            120                  118              Interest Only          Interest Only          Yes (Note 2)
------------------------------------------------------------------------------------------------------------------------
    44            120                  118                   360                    360                   Yes
   44.1
   44.2
   44.3
------------------------------------------------------------------------------------------------------------------------
    48             84                  83               Interest Only          Interest Only              Yes
    50            120                  120                   360                    360                   Yes
    53            120                  116                   300                    300                   Yes
------------------------------------------------------------------------------------------------------------------------
    57            120                  115                   360                    360                   Yes
   57.1
   57.2
------------------------------------------------------------------------------------------------------------------------
    67            120                  118                   360                    358                   Yes
    70            120                  117              Interest Only          Interest Only               No
    71            120                  119                   360                    360                   Yes
    75            120                  118                   360                    360                   Yes
    76             84                  81               Interest Only          Interest Only              Yes
    79            120                  119              Interest Only          Interest Only              Yes
    80            120                  118              Interest Only          Interest Only          Yes (Note 2)
    84            120                  118              Interest Only          Interest Only               No
    86            120                  118                   360                    360                   Yes
    89            120                  119                   360                    360                   Yes
    93            120                  118              Interest Only          Interest Only              Yes
    95            120                  115                   360                    360                   Yes
    97            120                  119                   360                    360                    No
   105            120                  118                   360                    360                   Yes
   113            120                  118              Interest Only          Interest Only              Yes
   114            120                  119              Interest Only          Interest Only              Yes
   115            120                  118                   360                    360                   Yes
   116            120                  119              Interest Only          Interest Only              Yes
   133            120                  118                   360                    360                   Yes
   134             84                  83               Interest Only          Interest Only              Yes
   136            120                  117                   360                    360                   Yes
   139            120                  118                   360                    360                   Yes
   141             60                  58               Interest Only          Interest Only               No
   156            120                  119                   360                    360                    No
   157            120                  119                   360                    360                   Yes
   168            120                  118              Interest Only          Interest Only              Yes
   173            120                  119                   360                    360                   Yes
   178            120                  119                   360                    360                   Yes
   179            120                  118                   360                    360               Yes (Note 2)
   180             84                  82                    360                    360                   Yes
   181            120                  118                   360                    360                   Yes
   192            120                  119                   360                    360                   Yes
   196            120                  118                   360                    358                   Yes
   201            120                  119              Interest Only          Interest Only               No
   202             60                  58               Interest Only          Interest Only              Yes
   203            120                  118              Interest Only          Interest Only              Yes
   210            120                  118                   240                    238                   Yes
   211            120                  118                   360                    358                    No
   214            120                  118                   360                    360                   Yes
   218            120                  118              Interest Only          Interest Only              Yes
   219            120                  118                   300                    298                    No
   220            120                  118                   300                    300                   Yes
   221            120                  117                   360                    360                   Yes
   224            120                  118                   300                    300                   Yes
   226            120                  118                   360                    358                   Yes
   232            120                  118                   360                    360                   Yes
   233            120                  119                   360                    359                   Yes
------------------------------------------------------------------------------------------------------------------------
   234            120                  118                   360                    358                   Yes
  234.1
  234.2
  234.3
------------------------------------------------------------------------------------------------------------------------
   236             84                  82               Interest Only          Interest Only               No
   237            120                  119                   360                    360                   Yes
   238            120                  119                   360                    359                    No
   240            120                  118                   300                    298                    No
   243            120                  118                   360                    358                   Yes
------------------------------------------------------------------------------------------------------------------------

   245            120                  117                   360                    357                   Yes
   246            120                  117                   360                    357                   Yes
------------------------------------------------------------------------------------------------------------------------
   247            120                  118                   360                    360                   Yes
   250            120                  118                   240                    238                   Yes
   254            120                  119                   360                    360                   Yes
   255            120                  118                   360                    358                    No
   256            120                  118                   360                    358                   Yes
   257            120                  118                   360                    358                   Yes
   259            120                  118                   360                    360                   Yes
   260            120                  119                   360                    359                    No
   261            120                  118                   300                    298                   Yes
   264            120                  119                   360                    359                   Yes
   265            120                  118                   360                    358                    No
   267            120                  117                   360                    360                   Yes
   269            120                  118                   360                    360                   Yes
   270            120                  118                   360                    360                   Yes
   271            120                  118                   360                    358                   Yes
   274            120                  118                   360                    360                   Yes
   276            120                  118              Interest Only          Interest Only              Yes
   278            120                  118                   360                    358                   Yes
   279            120                  118                   360                    360                    No
   285            120                  118                   240                    240                   Yes
   287            120                  119                   360                    359                    No
   288             60                  58                    360                    358                   Yes
   289            120                  118                   300                    298                   Yes
   292            120                  119                   360                    359                   Yes
   295            180                  177                   180                    177                   Yes
   296            120                  118                   360                    358                    No
   301            120                  118                   360                    358                   Yes
   302            120                  117                   300                    297                   Yes
   303            120                  119                   360                    359                   Yes
   304            120                  119                   360                    359                   Yes
   305            120                  119                   360                    359                   Yes
   307            120                  119                   360                    359                   Yes
   308            120                  118                   360                    358                   Yes
   310            120                  118                   360                    358                   Yes
   311            120                  118                   360                    358                   Yes
   312            120                  119                   360                    359                   Yes
   313            120                  118                   360                    358                   Yes
   314            120                  118                   360                    360                   Yes
   315            120                  118                   360                    360                   Yes
   316            120                  118                   360                    358                   Yes
   318            120                  118                   360                    358                    No
   319            120                  117                   360                    357               Yes (Note 7)

   LOAN              BORROWER'S             PROPERTY        PROPERTY         LOCKBOX        ESCROWED ANNUAL       ESCROWED ANNUAL
  NUMBER              INTEREST                SIZE         SIZE TYPE        (YES/NO)?      REAL ESTATE TAXES         INSURANCE
------------------------------------------------------------------------------------------------------------------------------------

    1               Fee Simple                7,297,943        SF              No                 No                    No
   1.1              Fee Simple                  245,774        SF
   1.2              Fee Simple                  260,797        SF
   1.3              Fee Simple                  227,209        SF
   1.4              Fee Simple                  307,716        SF
   1.5              Fee Simple                  312,546        SF
   1.6              Fee Simple                  273,307        SF
   1.7              Fee Simple                  281,244        SF
   1.8              Fee Simple                  240,560        SF
   1.9              Fee Simple                  272,385        SF
   1.10             Fee Simple                  227,085        SF
   1.11             Fee Simple                  108,565        SF
   1.12             Fee Simple                  217,619        SF
   1.13             Fee Simple                  132,745        SF
   1.14             Fee Simple                  271,729        SF
   1.15             Fee Simple                  149,658        SF
   1.16             Fee Simple                  126,486        SF
   1.17             Fee Simple                  186,212        SF
   1.18             Fee Simple                  130,609        SF
   1.19             Fee Simple                  152,667        SF
   1.20             Fee Simple                  119,197        SF
   1.21             Fee Simple                  243,176        SF
   1.22             Fee Simple                  158,222        SF
   1.23             Fee Simple                   89,627        SF
   1.24             Fee Simple                   82,441        SF
   1.25             Fee Simple                  104,460        SF
   1.26             Fee Simple                  204,216        SF
   1.27             Fee Simple                  121,766        SF
   1.28             Fee Simple                   71,430        SF
   1.29             Fee Simple                   66,539        SF
   1.30             Fee Simple                   98,317        SF
   1.31             Fee Simple                   69,471        SF
   1.32             Fee Simple                  137,757        SF
   1.33             Fee Simple                  125,653        SF
   1.34             Fee Simple                   90,566        SF
   1.35             Fee Simple                   83,929        SF
   1.36             Fee Simple                   95,229        SF
   1.37             Fee Simple                  117,723        SF
   1.38             Fee Simple                   93,643        SF
   1.39             Fee Simple                   70,555        SF
   1.40             Fee Simple                  128,210        SF
   1.41             Fee Simple                   75,492        SF
   1.42             Fee Simple                   73,271        SF
   1.43             Fee Simple                   67,721        SF
   1.44             Fee Simple                   76,512        SF
   1.45             Fee Simple                   62,840        SF
   1.46             Fee Simple                   60,712        SF
   1.47             Fee Simple                   67,475        SF
   1.48             Fee Simple                   73,986        SF
   1.49             Fee Simple                   68,927        SF
   1.50             Fee Simple                   66,986        SF
   1.51             Fee Simple                   49,097        SF
   1.52             Fee Simple                   57,884        SF
------------------------------------------------------------------------------------------------------------------------------------
    4               Fee Simple                      951      Units             No                 Yes                   No
   4.1              Fee Simple                       43      Units
   4.2              Fee Simple                       31      Units
   4.3              Fee Simple                       25      Units
   4.4              Fee Simple                       25      Units
   4.5              Fee Simple                       22      Units
   4.6              Fee Simple                       24      Units
   4.7              Fee Simple                       31      Units
   4.8              Fee Simple                       45      Units
   4.9              Fee Simple                       38      Units
   4.10             Fee Simple                       25      Units
   4.11             Fee Simple                       22      Units
   4.12             Fee Simple                       16      Units
   4.13             Fee Simple                       38      Units
   4.14             Fee Simple                       21      Units
   4.15             Fee Simple                       18      Units
   4.16             Fee Simple                       38      Units
   4.17             Fee Simple                       31      Units
   4.18             Fee Simple                       40      Units
   4.19             Fee Simple                       21      Units
   4.20             Fee Simple                       19      Units
   4.21             Fee Simple                       21      Units
   4.22             Fee Simple                       35      Units
   4.23             Fee Simple                       19      Units
   4.24             Fee Simple                       19      Units
   4.25             Fee Simple                       21      Units
   4.26             Fee Simple                       41      Units
   4.27             Fee Simple                       29      Units
   4.28             Fee Simple                       27      Units
   4.29             Fee Simple                        6      Units
   4.30             Fee Simple                       13      Units
   4.31             Fee Simple                        6      Units
   4.32             Fee Simple                        6      Units
   4.33             Fee Simple                        6      Units
   4.34             Fee Simple                        6      Units
   4.35             Fee Simple                        6      Units
   4.36             Fee Simple                        6      Units
   4.37             Fee Simple                       12      Units
   4.38             Fee Simple                       12      Units
   4.39             Fee Simple                       19      Units
   4.40             Fee Simple                       18      Units
   4.41             Fee Simple                       18      Units
   4.42             Fee Simple                       23      Units
   4.43             Fee Simple                        9      Units
------------------------------------------------------------------------------------------------------------------------------------
    5      Fee in Part, Leasehold in Part       559,983        SF              Yes                Yes                   Yes
------------------------------------------------------------------------------------------------------------------------------------
    6      Fee in Part, Leasehold in Part     1,989,759        SF              Yes                No                    No
   6.1              Fee Simple                1,606,435        SF
   6.2              Fee Simple                  199,362        SF
   6.3     Fee in Part, Leasehold in Part       169,918        SF
   6.4              Fee Simple                   14,044        SF
------------------------------------------------------------------------------------------------------------------------------------
    12              Fee Simple                1,567,592        SF              Yes                Yes                   Yes
    17              Fee Simple                  203,218        SF              Yes                Yes                   Yes
------------------------------------------------------------------------------------------------------------------------------------
    18              Fee Simple                1,195,103        SF              Yes                No                    No
   18.1             Fee Simple                  483,156        SF
   18.2             Fee Simple                  260,620        SF
   18.3             Fee Simple                  223,027        SF
   18.4             Fee Simple                  228,300        SF
------------------------------------------------------------------------------------------------------------------------------------
    19              Fee Simple                  263,137        SF              No                 Yes                   Yes
    22              Fee Simple                  386,351        SF              Yes                Yes                   Yes
    23              Fee Simple                  197,000        SF              Yes                Yes                   No
------------------------------------------------------------------------------------------------------------------------------------
    25              Fee Simple                  601,979        SF              Yes                No                    No
   25.1             Fee Simple                  270,467        SF
   25.2             Fee Simple                  221,512        SF
   25.3             Fee Simple                  110,000        SF
------------------------------------------------------------------------------------------------------------------------------------
    26              Fee Simple                    1,032      Units             Yes                Yes                   Yes
   26.1             Fee Simple                      308      Units
   26.2             Fee Simple                      200      Units
   26.3             Fee Simple                      128      Units
   26.4             Fee Simple                      100      Units
   26.5             Fee Simple                       96      Units
   26.6             Fee Simple                      100      Units
   26.7             Fee Simple                      100      Units
------------------------------------------------------------------------------------------------------------------------------------
    28              Fee Simple                1,162,857        SF              Yes                No                    No
   28.1             Fee Simple                  407,352        SF
   28.2             Fee Simple                  348,249        SF
   28.3             Fee Simple                  280,706        SF
   28.4             Fee Simple                  126,550        SF
------------------------------------------------------------------------------------------------------------------------------------
    30              Fee Simple                2,302,827        SF              Yes                No                    No
   30.1             Fee Simple                  500,000        SF
   30.2             Fee Simple                  251,685        SF
   30.3             Fee Simple                  175,275        SF
   30.4             Fee Simple                  161,350        SF
   30.5             Fee Simple                  118,320        SF
   30.6             Fee Simple                  102,400        SF
   30.7             Fee Simple                   97,716        SF
   30.8             Fee Simple                  144,000        SF
   30.9             Fee Simple                  121,345        SF
  30.10             Fee Simple                   94,500        SF
  30.11             Fee Simple                   86,072        SF
  30.12             Fee Simple                   80,000        SF
  30.13             Fee Simple                   81,639        SF
  30.14             Fee Simple                   75,000        SF
  30.15             Fee Simple                   58,560        SF
  30.16             Fee Simple                   42,000        SF
  30.17             Fee Simple                   42,000        SF
  30.18             Fee Simple                   32,400        SF
  30.19             Fee Simple                   28,380        SF
  30.20             Fee Simple                   10,185        SF
------------------------------------------------------------------------------------------------------------------------------------
    33              Fee Simple                  102,889        SF              Yes                Yes                   Yes
    42              Fee Simple                  218,649        SF              No                 Yes                   Yes
------------------------------------------------------------------------------------------------------------------------------------
    44              Fee Simple                   87,519        SF              Yes                Yes                   Yes
   44.1             Fee Simple                   52,400        SF
   44.2             Fee Simple                   17,442        SF
   44.3             Fee Simple                   17,677        SF
------------------------------------------------------------------------------------------------------------------------------------
    48              Fee Simple                  111,251        SF              No                 Yes                   Yes
    50              Fee Simple                  102,230        SF              No                 Yes                   Yes
    53              Fee Simple                      717      Units             No                 Yes                   Yes
------------------------------------------------------------------------------------------------------------------------------------
    57              Fee Simple                  193,029        SF              No                 Yes                   Yes
   57.1             Fee Simple                   96,755        SF
   57.2             Fee Simple                   96,274        SF
------------------------------------------------------------------------------------------------------------------------------------
    67              Fee Simple                  158,764        SF              No                 Yes                   Yes
    70              Fee Simple                   83,162        SF              No                 Yes                   Yes
    71              Fee Simple                   75,318        SF              No                 No                    No
    75              Fee Simple                  106,628        SF              No                 No                    No
    76              Fee Simple                  122,091        SF              No                 Yes                   Yes
    79              Fee Simple                      253      Rooms             No                 Yes                   Yes
    80              Fee Simple                  101,977        SF              Yes                No                    No
    84              Fee Simple                      288      Units             No                 Yes                   Yes
    86              Fee Simple                  150,270        SF              No                 Yes                   Yes
    89              Fee Simple                   61,505        SF              No                 Yes                   Yes
    93              Fee Simple                  205,904        SF              No                 Yes                   Yes
    95              Fee Simple                   98,641        SF              Yes                Yes                   Yes
    97              Fee Simple                   58,142        SF              No                 Yes                   Yes
   105              Fee Simple                   87,143        SF              No                 Yes                   Yes
   113              Fee Simple                   52,810        SF              No                 No                    No
   114              Fee Simple                   54,266        SF              No                 No                    No
   115              Fee Simple                   56,932        SF              No                 No                    No
   116              Fee Simple                   74,688        SF              No                 Yes                   Yes
   133              Fee Simple                   34,453        SF              No                 Yes                   Yes
   134              Fee Simple                      213      Units             No                 Yes                   Yes
   136              Fee Simple                   60,589        SF              Yes                Yes                   Yes
   139              Fee Simple                   38,567        SF              No                 Yes                   Yes
   141              Fee Simple                   86,072        SF              No                 No                    No
   156              Fee Simple                  296,965        SF              No                 No                    No
   157              Fee Simple                   46,533        SF              No                 Yes                   Yes
   168              Fee Simple                   64,574        SF              No                 No                    No
   173              Fee Simple                   29,862        SF              No                 Yes                   Yes
   178              Fee Simple                   42,046        SF              No                 Yes                   Yes
   179              Fee Simple                   14,153        SF              No                 Yes                   Yes
   180              Fee Simple                   27,555        SF              No                 Yes                   Yes
   181              Fee Simple                      128      Units             No                 No                    No
   192              Fee Simple                   11,378        SF              No                 No                    No
   196              Fee Simple                   98,499        SF              No                 Yes                   Yes
   201              Fee Simple                  129,885        SF              No                 No                    No
   202              Fee Simple                   40,320        SF              No                 No                    No
   203              Fee Simple                   56,551        SF              No                 Yes                   Yes
   210              Fee Simple                       72      Rooms             No                 Yes                   Yes
   211              Fee Simple                   36,548        SF              No                 Yes                   Yes
   214              Fee Simple                   33,752        SF              No                 Yes                   Yes
   218              Fee Simple                      145      Rooms             No                 Yes                   Yes
   219              Fee Simple                   11,082        SF              No                 No                    No
   220              Fee Simple                      144      Units             No                 Yes                   Yes
   221              Fee Simple                   45,976        SF              No                 No                    No
   224              Fee Simple                       61      Units             No                 Yes                   Yes
   226              Fee Simple                      121      Rooms             No                 Yes                   Yes
   232              Fee Simple                      110      Rooms             No                 Yes                   Yes
   233              Fee Simple                      109      Units             No                 Yes                   Yes
------------------------------------------------------------------------------------------------------------------------------------
   234              Fee Simple                      113      Units             No                 Yes                   Yes
  234.1             Fee Simple                       49      Units
  234.2             Fee Simple                       31      Units
  234.3             Fee Simple                       33      Units
------------------------------------------------------------------------------------------------------------------------------------
   236              Fee Simple                   44,496        SF              No                 No                    No
   237              Fee Simple                   61,978        SF              No                 Yes                   Yes
   238              Fee Simple                   13,650        SF              No                 No                    No
   240              Fee Simple                   42,415        SF              No                 Yes                   Yes
   243               Leasehold                   19,249        SF              No                 Yes                   Yes
------------------------------------------------------------------------------------------------------------------------------------

   245              Fee Simple                       61      Units             No                 Yes                   Yes
   246              Fee Simple                       48      Units             No                 Yes                   Yes
------------------------------------------------------------------------------------------------------------------------------------
   247              Fee Simple                   28,244        SF              No                 Yes                   Yes
   250               Leasehold                       74      Rooms             No                 Yes                   Yes
   254              Fee Simple                   41,400        SF              Yes                Yes                   Yes
   255              Fee Simple                   16,130        SF              No                 Yes                   Yes
   256              Fee Simple                   14,820        SF              No                 No                    No
   257              Fee Simple                      187      Units             No                 Yes                   Yes
   259              Fee Simple                      140      Units             No                 Yes                   Yes
   260              Fee Simple                   16,800        SF              No                 Yes                   Yes
   261              Fee Simple                       64      Rooms             No                 Yes                   Yes
   264              Fee Simple                       96      Units             No                 Yes                   Yes
   265              Fee Simple                      170      Units             No                 No                    No
   267              Fee Simple                   48,965        SF              No                 Yes                   Yes
   269              Fee Simple                       36      Units             No                 Yes                   No
   270              Fee Simple                   14,863        SF              No                 No                    No
   271              Fee Simple                   65,630        SF              No                 Yes                   Yes
   274              Fee Simple                    5,547        SF              No                 Yes                   Yes
   276              Fee Simple                    9,226        SF              No                 No                    No
   278              Fee Simple                      102      Units             No                 Yes                   Yes
   279              Fee Simple                    6,070        SF              No                 Yes                   Yes
   285              Fee Simple                   32,100        SF              No                 No                    No
   287              Fee Simple                   22,670        SF              No                 No                    No
   288              Fee Simple                      114      Units             No                 Yes                   Yes
   289              Fee Simple                   55,000        SF              No                 Yes                   Yes
   292              Fee Simple                      185      Units             No                 Yes                   Yes
   295              Fee Simple                       64      Rooms             No                 No                    No
   296              Fee Simple                   20,500        SF              No                 Yes                   Yes
   301              Fee Simple                       94      Units             No                 Yes                   Yes
   302              Fee Simple                   35,190        SF              Yes             Yes (LOC)             Yes (LOC)
   303              Fee Simple                   41,577        SF              No                 Yes                   Yes
   304              Fee Simple                       83      Units             No                 Yes                   Yes
   305              Fee Simple                   42,400        SF              No                 Yes                   Yes
   307              Fee Simple                   37,924        SF              No                 No                    No
   308              Fee Simple                    3,200        SF              No                 Yes                   Yes
   310              Fee Simple                      119      Units             No                 Yes                   Yes
   311              Fee Simple                       29      Units             No                 Yes                   Yes
   312              Fee Simple                       88      Units             No                 Yes                   Yes
   313              Fee Simple                   37,065        SF              No                 Yes                   Yes
   314              Fee Simple                   26,720        SF              No                 No                    No
   315              Fee Simple                   35,600        SF              No                 No                    No
   316              Fee Simple                    9,573        SF              No                 Yes                   Yes
   318              Fee Simple                      114      Units             No                 No                    No
   319              Fee Simple                    3,674        SF              No                 No                    No

                 ESCROWED               ESCROWED                ESCROWED              ESCROWED
               REPLACEMENT            REPLACEMENT            TI/LC RESERVES        TI/LC RESERVES
   LOAN      RESERVES INITIAL       RESERVES CURRENT             INITIAL               CURRENT
  NUMBER          DEPOSIT            ANNUAL DEPOSIT             DEPOSIT            ANNUAL DEPOSIT
------------------------------------------------------------------------------------------------------

    1                         0                        0                      0                     0
   1.1
   1.2
   1.3
   1.4
   1.5
   1.6
   1.7
   1.8
   1.9
   1.10
   1.11
   1.12
   1.13
   1.14
   1.15
   1.16
   1.17
   1.18
   1.19
   1.20
   1.21
   1.22
   1.23
   1.24
   1.25
   1.26
   1.27
   1.28
   1.29
   1.30
   1.31
   1.32
   1.33
   1.34
   1.35
   1.36
   1.37
   1.38
   1.39
   1.40
   1.41
   1.42
   1.43
   1.44
   1.45
   1.46
   1.47
   1.48
   1.49
   1.50
   1.51
   1.52
------------------------------------------------------------------------------------------------------
    4                26,560,000                  237,750                    NAP                   NAP
   4.1
   4.2
   4.3
   4.4
   4.5
   4.6
   4.7
   4.8
   4.9
   4.10
   4.11
   4.12
   4.13
   4.14
   4.15
   4.16
   4.17
   4.18
   4.19
   4.20
   4.21
   4.22
   4.23
   4.24
   4.25
   4.26
   4.27
   4.28
   4.29
   4.30
   4.31
   4.32
   4.33
   4.34
   4.35
   4.36
   4.37
   4.38
   4.39
   4.40
   4.41
   4.42
   4.43
------------------------------------------------------------------------------------------------------
    5                         0                  112,682              2,000,000               563,412
------------------------------------------------------------------------------------------------------
    6                         0                        0                      0                     0
   6.1
   6.2
   6.3
   6.4
------------------------------------------------------------------------------------------------------
    12                        0                        0             14,000,000             1,173,444
    17                        0                        0                      0                     0
------------------------------------------------------------------------------------------------------
    18                        0                        0                      0                     0
   18.1
   18.2
   18.3
   18.4
------------------------------------------------------------------------------------------------------
    19                        0                        0                      0                     0
    22                        0                   77,266              3,000,000               301,337
    23                1,000,000                        0                      0                     0
------------------------------------------------------------------------------------------------------
    25                        0                        0                      0                     0
   25.1
   25.2
   25.3
------------------------------------------------------------------------------------------------------
    26                  287,919                  258,000                    NAP                   NAP
   26.1
   26.2
   26.3
   26.4
   26.5
   26.6
   26.7
------------------------------------------------------------------------------------------------------
    28                        0                        0                      0                     0
   28.1
   28.2
   28.3
   28.4
------------------------------------------------------------------------------------------------------
    30                        0                        0                      0                     0
   30.1
   30.2
   30.3
   30.4
   30.5
   30.6
   30.7
   30.8
   30.9
  30.10
  30.11
  30.12
  30.13
  30.14
  30.15
  30.16
  30.17
  30.18
  30.19
  30.20
------------------------------------------------------------------------------------------------------
    33                        0                   20,665                      0               103,327
    42                        0                        0              2,200,000                     0
------------------------------------------------------------------------------------------------------
    44                  150,000                   13,093                      0                65,465
   44.1
   44.2
   44.3
------------------------------------------------------------------------------------------------------
    48                        0                   18,913                      0                33,312
    50                        0                   20,446         5,000,000 (LOC)                    0
    53                  481,250                  186,250                    NAP                   NAP
------------------------------------------------------------------------------------------------------
    57                        0                        0              2,500,000                     0
   57.1
   57.2
------------------------------------------------------------------------------------------------------
    67                        0                   29,767                      0               148,305
    70                        0                   16,632                      0                     0
    71                        0                    7,500                      0                     0
    75                        0                        0                      0                     0
    76                        0                   18,314                      0                48,836
    79                        0                  342,308                    NAP                   NAP
    80                        0                        0                      0                     0
    84                        0                   57,600                    NAP                   NAP
    86                        0                   22,541                      0                80,050
    89                        0                   12,301                      0                61,505
    93                   84,375                   30,886                      0                65,123
    95                        0                   19,728                      0                     0
    97                        0                    8,721                      0                46,514
   105                        0                   15,686                      0                39,846
   113                        0                        0                      0                     0
   114                        0                        0                      0                     0
   115                        0                        0                      0                     0
   116                        0                   11,203                      0                     0
   133                        0                    6,891                      0                21,743
   134                        0                    5,325                    NAP                   NAP
   136                        0                        0                      0                     0
   139                        0                        0                      0                     0
   141                        0                        0                      0                     0
   156                        0                   29,697           445,500 (LOC)                    0
   157                        0                    2,991                      0                39,474
   168                        0                        0                      0                     0
   173                        0                    5,972                      0                     0
   178                        0                        0                      0                 6,307
   179                        0                    2,130                      0                16,875
   180                        0                        0                      0                     0
   181                        0                   32,000                    NAP                   NAP
   192                        0                        0                      0                     0
   196                        0                        0                      0                     0
   201                        0                        0                      0                     0
   202                        0                        0                      0                     0
   203                        0                        0                      0                     0
   210                        0                   64,908                    NAP                   NAP
   211                        0                    5,482                      0                29,250
   214                        0                    6,750                      0                33,645
   218                        0                  170,474                    NAP                   NAP
   219                        0                        0                      0                     0
   220                        0                   36,000                    NAP                   NAP
   221                        0                    9,195                      0                34,948
   224                   60,000                   15,240                    NAP                   NAP
   226                        0                   76,459                    NAP                   NAP
   232                        0                   76,292                    NAP                   NAP
   233                        0                   27,250                    NAP                   NAP
------------------------------------------------------------------------------------------------------
   234                        0                   28,250                    NAP                   NAP
  234.1
  234.2
  234.3
------------------------------------------------------------------------------------------------------
   236                        0                        0                      0                     0
   237                        0                    9,300                      0                27,900
   238                        0                        0                      0                     0
   240                        0                        0                      0                     0
   243                        0                        0                      0                16,047
------------------------------------------------------------------------------------------------------

   245                        0                   15,250                    NAP                   NAP
   246                        0                   12,000                    NAP                   NAP
------------------------------------------------------------------------------------------------------
   247                        0                    4,237                      0                19,808
   250                        0                   76,201                    NAP                   NAP
   254                        0                    6,210                      0                18,446
   255                        0                    2,425                      0                11,766
   256                        0                        0                      0                     0
   257                        0                   56,100                    NAP                   NAP
   259                        0                        0                    NAP                   NAP
   260                        0                    2,520                 25,945                     0
   261                        0                   56,924                    NAP                   NAP
   264                        0                   24,000                    NAP                   NAP
   265                        0                    8,500                    NAP                   NAP
   267                        0                    8,324                    NAP                   NAP
   269                        0                    9,000                    NAP                   NAP
   270                        0                        0                      0                     0
   271                        0                    7,163                    NAP                   NAP
   274                        0                      827                      0                     0
   276                        0                        0                      0                     0
   278                        0                    5,150                    NAP                   NAP
   279                        0                      911                      0                 6,070
   285                        0                        0                      0                     0
   287                        0                        0                      0                     0
   288                        0                        0                    NAP                   NAP
   289                        0                    8,250                      0                     0
   292                        0                    9,600                    NAP                   NAP
   295                        0                        0                    NAP                   NAP
   296                        0                    2,050                      0                10,102
   301                        0                    4,700                    NAP                   NAP
   302              26,395 (LOC)                       0            71,135 (LOC)                    0
   303                        0                    6,518                    NAP                   NAP
   304                        0                    4,150                    NAP                   NAP
   305                        0                    6,360                    NAP                   NAP
   307                        0                        0                      0                     0
   308                        0                        0                      0                     0
   310                        0                    5,950                    NAP                   NAP
   311                        0                        0                    NAP                   NAP
   312                        0                        0                    NAP                   NAP
   313                        0                    5,458                    NAP                   NAP
   314                        0                        0                      0                     0
   315                        0                        0                      0                     0
   316                        0                    1,436                      0                 7,306
   318                        0                    5,700                    NAP                   NAP
   319                        0                        0                      0                 1,837

                    INITIAL                 INITIAL
   LOAN        DEFERRED MAINTEN-        ENVIRON-MENTAL       HOLDBACK                ENVIRONMENTAL
  NUMBER          ANCE DEPOSIT              DEPOSIT           AMOUNT       LOC      INSURANCE POLICY
-------------------------------------------------------------------------------------------------------

    1                               0                   0
   1.1
   1.2
   1.3
   1.4
   1.5
   1.6
   1.7
   1.8
   1.9
   1.10
   1.11
   1.12
   1.13
   1.14
   1.15
   1.16
   1.17
   1.18
   1.19
   1.20
   1.21
   1.22
   1.23
   1.24
   1.25
   1.26
   1.27
   1.28
   1.29
   1.30
   1.31
   1.32
   1.33
   1.34
   1.35
   1.36
   1.37
   1.38
   1.39
   1.40
   1.41
   1.42
   1.43
   1.44
   1.45
   1.46
   1.47
   1.48
   1.49
   1.50
   1.51
   1.52
-------------------------------------------------------------------------------------------------------
    4                               0                   0
   4.1
   4.2
   4.3
   4.4
   4.5
   4.6
   4.7
   4.8
   4.9
   4.10
   4.11
   4.12
   4.13
   4.14
   4.15
   4.16
   4.17
   4.18
   4.19
   4.20
   4.21
   4.22
   4.23
   4.24
   4.25
   4.26
   4.27
   4.28
   4.29
   4.30
   4.31
   4.32
   4.33
   4.34
   4.35
   4.36
   4.37
   4.38
   4.39
   4.40
   4.41
   4.42
   4.43
-------------------------------------------------------------------------------------------------------
    5                               0                   0
-------------------------------------------------------------------------------------------------------
    6                               0                   0
   6.1
   6.2
   6.3
   6.4
-------------------------------------------------------------------------------------------------------
    12                              0                   0
    17                        218,609                   0       268,800
-------------------------------------------------------------------------------------------------------
    18                              0                   0
   18.1
   18.2
   18.3
   18.4
-------------------------------------------------------------------------------------------------------
    19                        784,235                   0       228,000
    22                              0                   0
    23                              0                   0
-------------------------------------------------------------------------------------------------------
    25                         19,425                   0
   25.1
   25.2
   25.3
-------------------------------------------------------------------------------------------------------
    26                        212,081                   0
   26.1
   26.2
   26.3
   26.4
   26.5
   26.6
   26.7
-------------------------------------------------------------------------------------------------------
    28                                                  0
   28.1
   28.2
   28.3
   28.4
-------------------------------------------------------------------------------------------------------
    30                              0                   0
   30.1
   30.2
   30.3
   30.4
   30.5
   30.6
   30.7
   30.8
   30.9
  30.10
  30.11
  30.12
  30.13
  30.14
  30.15
  30.16
  30.17
  30.18
  30.19
  30.20
-------------------------------------------------------------------------------------------------------
    33                              0                   0
    42                                                  0
-------------------------------------------------------------------------------------------------------
    44                         57,184                   0       136,488
   44.1
   44.2
   44.3
-------------------------------------------------------------------------------------------------------
    48                              0                   0
    50                              0                   0
    53                         18,750                   0
-------------------------------------------------------------------------------------------------------
    57                              0                   0
   57.1
   57.2
-------------------------------------------------------------------------------------------------------
    67                              0                   0
    70                              0                   0
    71                              0                   0
    75                              0                   0
    76                              0                   0
    79                        181,250                   0
    80                              0                   0
    84                              0                   0
    86                              0                   0
    89                              0                   0       700,000
    93                          3,750                   0
    95                              0                   0
    97                              0                   0
   105                          6,250                   0
   113                              0                   0
   114                              0                   0
   115                              0                   0
   116                              0                   0       115,365
   133                              0                   0
   134                              0                   0
   136                              0                   0
   139                         22,500                   0
   141                              0                   0
   156
   157                              0                   0
   168                              0                   0
   173                              0                   0
   178                              0                   0
   179                              0                   0
   180                              0                   0
   181                         24,800                   0
   192                              0                   0
   196                              0                   0
   201                                                  0
   202                              0                   0
   203                         12,545                   0       106,667
   210                              0                   0
   211                              0                   0
   214                              0                   0
   218                        287,500                   0
   219                              0                   0
   220                         77,150                   0
   221                              0                   0
   224                         33,000                   0
   226                              0                   0
   232                              0                   0
   233                              0                   0
-------------------------------------------------------------------------------------------------------
   234                              0                   0
  234.1
  234.2
  234.3
-------------------------------------------------------------------------------------------------------
   236                              0                   0
   237                              0                   0
   238                              0                   0
   240                              0                   0
   243                              0                   0
-------------------------------------------------------------------------------------------------------

   245                              0                   0
   246                              0                   0
-------------------------------------------------------------------------------------------------------
   247                              0               4,375
   250                              0                   0
   254                              0                   0
   255                              0                   0
   256                              0                   0
   257                              0                   0
   259                              0                   0
   260                              0                   0
   261                                                  0
   264                              0                   0
   265                              0                   0
   267                              0                   0
   269                              0                   0
   270                              0                   0
   271                              0                   0
   274                              0                   0
   276                              0                   0
   278                              0                   0
   279                              0                   0
   285                              0                   0
   287                              0                   0
   288                              0                   0
   289                              0                   0
   292                              0                   0
   295                              0                   0
   296                              0                   0
   301                              0                   0
   302                                                  0
   303                         34,813                   0
   304                              0                   0
   305                              0                   0
   307                         24,500                   0
   308                              0                   0
   310                              0                   0
   311                              0                   0
   312                              0                   0
   313                              0                   0
   314                              0                   0
   315                              0                   0
   316                              0                   0
   318                          3,125                   0
   319                              0                   0